UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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ImmunoGen, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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128 Sidney Street, Cambridge, MA 02139-4239	TEL: (617) 995-2500	FAX: (617) 995-2510

October 6, 2006

Dear Shareholder:

You are cordially invited to attend the 2006 Annual Meeting of Shareholders of ImmunoGen, Inc. (the “Company”) to be held at 11:00 a.m., Eastern Standard Time, on Tuesday, November 14, 2006, at the offices of the Company, 128 Sidney Street, Cambridge, Massachusetts.

The accompanying Notice of Annual Meeting of Shareholders and Proxy Statement describe the matters that will be presented at the Annual Meeting. At the Annual Meeting, the number of members of the Board of Directors will be fixed at five and five members will be elected to the Board of Directors. Additionally, a proposal for a new equity compensation plan will be presented. The Board of Directors recommends the fixing of the number of directors at five, the election of the five director nominees identified in the proxy statement and the approval of this equity compensation plan, which is described in the enclosed proxy statement, which we encourage you to read carefully.

We hope that you will be able to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, it is important that your shares are represented. Therefore, you are urged to complete, sign, date and return the enclosed proxy card, or vote via the Internet or telephone, promptly in accordance with the instructions set forth on the card. This will ensure your proper representation at the Annual Meeting.

Sincerely,

MITCHEL SAYARE
President, Chief Executive Officer and Chairman of the Board

YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR PROXY PROMPTLY.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held On November 14, 2006

To the Shareholders

of ImmunoGen, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of ImmunoGen, Inc., a Massachusetts corporation (the “Company”), will be held at the offices of the Company, 128 Sidney Street, Cambridge, Massachusetts, on Tuesday, November 14, 2006 at 11:00 a.m., Eastern Standard Time, for the following purposes:

1.                To fix the number of members of the Board of Directors at five;

2.                To elect five members to the Board of Directors to hold office until the next annual meeting of Shareholders and until their successors are duly elected and qualified;

3.                To consider and act upon a proposal for a new equity compensation plan; and

4.                To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on September 18, 2006 as the record date for the determination of Shareholders entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof.

You are cordially invited to attend the Annual Meeting in person, if possible. Whether you plan to attend the Annual Meeting or not, please complete, sign and date the enclosed Proxy and return it in the envelope enclosed for this purpose, or vote via the Internet or telephone, as soon as possible. Your Proxy is revocable at any time prior to the exercise thereof by written notice received by the Company, by delivery or transmission of a duly executed Proxy bearing a later date, or by attending the Annual Meeting and voting in person.

By order of the Board of Directors

JONATHAN L. KRAVETZ, ESQ.
Secretary

October 6, 2006

128 Sidney Street
Cambridge, Massachusetts 02139
617-995-2500

PROXY STATEMENT

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation by and on behalf of the Board of Directors (the “Board of Directors” or the “Board”) of ImmunoGen, Inc., a Massachusetts corporation (the “Company”), of proxies, in the accompanying form, to be used at the Annual Meeting of Shareholders to be held at the offices of the Company, 128 Sidney Street, Cambridge, Massachusetts on Tuesday, November 14, 2006 at 11:00 a.m., Eastern Standard Time, and at any adjournments thereof (the “Annual Meeting”).

Where the shareholder specifies a choice on the Proxy as to how his or her shares are to be voted on a particular matter, the shares will be voted accordingly. If the Proxy is properly executed and no choice is specified, the shares will be voted as follows:

•       FOR the proposal to fix the number of members of the Board of Directors at five;

•       FOR the election of the five nominees for Director named herein; and

•       FOR the proposal to approve the ImmunoGen, Inc. 2006 Employee, Director and Consultant Equity Incentive Plan.

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or submitting a duly executed proxy bearing a later date. Any shareholder who has executed a proxy but is present at the Annual Meeting, and who wishes to vote in person, may do so by revoking his or her proxy as described in the preceding sentence. Shares represented by valid proxies in the form enclosed, received in time for use at the Annual Meeting and not revoked at or prior to the Annual Meeting, will be voted at the Annual Meeting. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of the Company’s Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Votes of shareholders of record who are present at the Annual Meeting in person or by proxy, abstentions, and broker non-votes (as defined below) are counted as present or represented at the Annual Meeting for purposes of determining whether a quorum exists.

If a quorum is present at the Annual Meeting, a majority of the votes properly cast will be required to fix the number of directors at five and a plurality of the votes properly cast will be required to elect a nominee to the office of director. Withholding authority to vote for a nominee for director will have no effect on the outcome of the vote. The affirmative vote of a majority of the shares cast affirmatively or negatively at the Annual Meeting is required for the adoption of our 2006 Employee, Director and Consultant Equity Incentive Plan.

If you hold your shares of Common Stock through a broker, bank or other representative, generally the broker or your representative may only vote the Common Stock that it holds for you in accordance with your instructions. However, if your instructions have not been received on a timely basis, the broker or your representative may vote on certain matters for which it has discretionary voting authority. If a broker or your representative cannot vote on a particular matter because it does not have discretionary voting authority, this is a “broker non-vote” on that matter. As to the fixing of the number of members of the Board of Directors and as to the election of Directors, brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name for the fixing of the size of the Board and for the election of directors. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. As to the proposal to approve our 2006 Employee, Director and Consultant Equity Incentive Plan, brokers do not have discretionary voting authority and broker non-votes are not deemed to be present and represented and entitled to vote, and therefore will have no effect on the outcome of the vote.

The close of business on September 18, 2006 has been fixed as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting. As of the close of business on September 18, 2006, the Company had 41,485,005 shares of Common Stock outstanding and entitled to vote. Holders of Common Stock are entitled to cast one vote per share on all matters to be voted on by shareholders at the Annual Meeting.

The cost of soliciting proxies, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of Common Stock of the Company for their expenses in forwarding proxy material to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone and personal solicitation by the Directors, officers or employees of the Company. The Company has engaged The Proxy Advisory Group, LLC, to assist in the solicitation of proxies by telephone, and provide related advice and informational support, for a services fee and the reimbursement of customary disbursements that are not expected to exceed $12,000 in the aggregate.

In December 2000, the Securities and Exchange Commission (the “Commission”) adopted a rule concerning the delivery of annual disclosure documents. The rule allows us or your broker to send a single set of the Company’s Annual Report and this Proxy Statement to any household at which two or more of our shareholders reside, if we or your broker believe that the shareholders are members of the same family. This practice, referred to as “householding,” benefits both you and the Company. It reduces the volume of duplicate information received at your household and helps to reduce the Company’s expenses. The rule applies to the Company’s annual reports, proxy statements and information statements. Once you receive notice from your broker or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Each shareholder will continue to receive a separate proxy card or voting instruction card.

If your household received a single set of disclosure documents this year, but you would prefer to receive your own copy, please contact our transfer agent, Mellon Investor Services LLC, 85 Challenger Road, Ridgefield Park, NJ 07660-2108 or call 1-800-288-9541.

Instead of submitting proxies by mail on the enclosed proxy card, shareholders have the option to submit their proxies or voting instructions electronically through the Internet or by telephone. Please note that there may be separate arrangements for using the Internet and telephone depending on whether your shares are registered in the Company’s stock records in your name or in the name of a brokerage firm or bank. Shareholders should check their proxy card or voting instructions forwarded by their broker, bank or other holder of record to see which options are available.

The Internet and telephone procedures described below for submitting your proxy are designed to authenticate shareholders’ identities, to allow shareholders to have their shares voted and to confirm that their instructions have been properly recorded. Shareholders submitting proxies or voting instructions via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which would be borne by the shareholder.

Shareholders of record who wish to vote via the Internet or telephone may submit their proxies:

•       through the Internet by visiting a website established for that purpose at http://www.proxyvoting.com/imgn and following the instructions; or

•       by telephone by calling the toll-free number 1-866-540-5760 and following the recorded instructions.

This Proxy Statement and the accompanying Proxy are being mailed on or about October 6, 2006 to all shareholders entitled to notice of and to vote at the Annual Meeting.

The Annual Report to Shareholders on Form 10-K for our fiscal year ended June 30, 2006, throughout the document called fiscal 2006 or fiscal year 2006, is being mailed to our shareholders with this Proxy Statement, but does not constitute a part hereof.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of September 18, 2006 concerning the beneficial ownership of the Common Stock by each shareholder known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, each current member of the Board of Directors, each executive officer of the Company named in the Summary Compensation Table below, and all current executive officers and Directors of the Company as a group. Except as otherwise indicated, each shareholder has sole voting and investment power with respect to the shares beneficially owned.

	Beneficial Ownership of	Percentage of
	Common Stock(10)	Outstanding
Name and Address of Beneficial Owner*	Number of Shares	Shares
Capital Ventures International(2)	3,403,925	8.2%
One Capitol Place, P.O. Box 1787 GT
Grand Cayman Islands, B.W.I.
Biotechnology Value Fund, L.P.(3)	2,813,476	6.8%
Biotechnology Value Fund II, L.P.
BVF Investments, L.L.C.
BVF Partners L.P.
BVF Inc.
900 North Michigan Avenue, Suite 1100
Chicago, Illinois, 60611
Mitchel Sayare(4)	1,421,262	3.3%
Walter A. Blättler(5)	945,318	2.2%
David W. Carter(6)	95,000	**
Stuart F. Feiner(7)	43,353	**
Daniel M. Junius(8)	50,000	**
John M. Lambert(9)	514,459	1.2%
Pauline Jen Ryan(10)	264,167	**
Nicole Onetto, MD	—	**
Mark Skaletsky(11)	78,759	**
Joseph J. Villafranca	—	**
All current executive officers and Directors as a group (10 persons)(12)	3,412,299	8.1%

*                    Addresses are given for beneficial owners of more than 5% of the outstanding Common Stock only.

**             Represents beneficial ownership of less than 1% of the Common Stock.

(1)          The number of shares of Common Stock issued and outstanding on September 18, 2006 was 41,485,005. Share ownership includes shares of Common Stock issuable upon exercise of certain outstanding options, as described in the footnotes below. Such shares that are issuable upon exercise of options are deemed to be outstanding for the purpose of computing the percentage of outstanding shares owned by each person to whom such options relate but are not deemed to be outstanding for the purpose of computing the percentage owned by any other person.

(2)          Consists of 3,403,925 shares of Common Stock that Capital Ventures International held as of September 8, 2006, according to a Directors, Officers and Significant Shareholders Questionnaire completed by the entity and submitted to the Company.

(3)          Consists of 2,813,476 shares of Common Stock that Biotechnology Value Fund, L.P. and its affiliates held in the aggregate as a group, according to information provided to the Company by these entities.

(4)          Includes 954,166 shares of Common Stock that Dr. Sayare may acquire upon the exercise of options within 60 days after September 18, 2006.

(5)          Includes 820,418 shares of Common Stock that Dr. Blättler may acquire upon the exercise of options within 60 days after September 18, 2006.

(6)          Consists of 95,000 shares of Common Stock that Mr. Carter may acquire upon the exercise of options within 60 days after September 18, 2006.

(7)          Stuart F. Feiner, a Director of the Company, is the former Executive Vice President, General Counsel and Secretary of Inco Limited. He is also Chairman of the general partner of North American Partners Limited Partnership II, which owns 19 shares of Common Stock. Mr. Feiner disclaims beneficial ownership of the shares of Common Stock held by North American Partners Limited Partnership II. Includes 43,334 shares of Common Stock that Mr. Feiner may acquire upon the exercise of options within 60 days after September 18, 2006.

(8)          Consists of 50,000 shares of Common Stock that Mr. Junius may acquire upon the exercise of options within 60 days after September 18, 2006.

(9)          Includes 470,168 shares of Common Stock that Dr. Lambert may acquire upon the exercise of options within 60 days after September 18, 2006.

(10)   Consists of 264,167 shares of Common Stock that Ms. Ryan may acquire upon the exercise of options within 60 days after September 18, 2006.

(11)   Includes 65,000 shares of Common Stock that Mr. Skaletsky may acquire upon the exercise of options within 60 days after September 18, 2006.

(12)   See footnotes (4)-(11).

INFORMATION ABOUT THE COMPANY’S DIRECTORS AND CURRENT EXECUTIVE OFFICERS

Under the Company’s By-Laws, the number of members of our Board of Directors is fixed at each annual meeting of the shareholders by our shareholders. In addition, at any meeting of the shareholders, our shareholders may increase or decrease the number of directors but the number may not be less than three. Directors serve in office until the next annual meeting of shareholders and until their successors have been elected and qualified. The Company recommends that the shareholders fix the number of members of the Company’s Board of Directors at five. The five nominees for the Board of Directors to be elected at the Annual Meeting are Mitchel Sayare, Ph.D., David W. Carter, Nicole Onetto, MD, Mark Skaletsky, and Joseph J. Villafranca, Ph.D.

Set forth below are the names of the persons nominated as Directors, their ages, their offices in the Company, if any, their principal occupations or employment for the past five years, the length of their tenure as Directors and the names of other public companies in which such persons hold directorships.

Name of Director	Age	Principal Occupations During at Least the Last Five Years
Mitchel Sayare	58

Mitchel Sayare, Ph.D., Chief Executive Officer, a Director since 1986 and Chairman of the Board since 1989, joined the Company in 1986. From 1986 until 1992, and currently since 1994, Dr. Sayare has served as President of the Company. From 1982 to 1985, Dr. Sayare was Vice President for Development at Xenogen, Inc., a biotechnology company specializing in monoclonal antibody-based diagnostic systems for cancer. From 1977 to 1982, Dr. Sayare was Assistant Professor of Biophysics and Biochemistry at the University of Connecticut. He holds a Ph.D. in Biochemistry from Temple University School of Medicine. Dr. Sayare serves on the Board of Directors of ImmuCell Corporation, in addition to a number of private companies.

David W. Carter	68

David W. Carter has served as our Lead Director since September 2002 and as a Director since 1997. Mr. Carter is a Director of Caliper Life Sciences, Inc. He formerly was Chief Executive Officer and Chairman of Xenogen, Inc., which he joined in 1997. From 1991 to 1997, Mr. Carter was the President and Chief Executive Officer of Somatix Therapy Corporation. Mr. Carter also serves on the Board of Directors of Cell Genesys, Inc.

Nicole Onetto	53

Nicole Onetto, MD, a Director since June 2005, has served as Senior Vice President and Chief Medical Officer of ZymoGenetics, Inc. since July 2005. Prior to ZymoGenetics, Dr. Onetto served as Chief Medical Officer of OSI Pharmaceuticals, Inc. from October 2003 to May 2005 and served as Executive Vice President, Oncology Division of OSI from January 2002 to October 2003. From November 2000 to December 2001, Dr. Onetto was Senior Vice President, Medical Affairs of Gilead Sciences. Dr. Onetto has a Doctor of Medicine degree from the University of Paris V, France.

Mark Skaletsky	58

Mark Skaletsky, a Director since March 2000, has served as the Chairman of the Board and Chief Executive Officer of Trine Pharmaceuticals (formerly Essential Therapeutics, Inc.) since October 25, 2001. Prior to Essential Therapeutics, Mr. Skaletsky served as Chairman of the Board and Chief Executive Officer of The Althexis Company beginning in March 2000. He is a Director of Alkermes, Inc., Targacept, Inc. and Advanced Magnetics, Inc.

Joseph J. Villafranca	62

Joseph J. Villafranca, Ph.D., a Director since June 2004, has served as Principal & Practice Director, Life Science, of Tunnell Consulting since May 2006. From November 2005 to April 2006, he served as President of Biopharmaceutical Consultants. From October 2002 until October 2005, he served as Executive Vice President, Pharmaceutical Development and Operations at Neose Technologies, Inc. Prior to Neose, Dr. Villafranca was the Vice President of Biologics Strategy and Biopharmaceutical Operations at Bristol-Myers Squibb Company from 1992 to 2002. Prior to Bristol-Myers Squibb, Dr. Villafranca was the Evan Pugh Professor of Chemistry at the Pennsylvania State University. Dr. Villafranca holds a Ph.D. in Biochemistry/Chemistry and completed his postdoctoral work at the Institute for Cancer Research in Philadelphia, Pennsylvania.

Set forth below are the names of the persons currently serving as Directors who have not been nominated for re-election, their ages, their offices in the Company, if any, their principal occupations or employment for the past five years, the length of their tenure as Directors and the names of other public companies in which such persons hold directorships. Mr. Feiner is retiring from the Board upon the final adjournment of the Annual Meeting and Mr. Blättler is not standing for reelection.

Name of Director	Age	Principal Occupations During at Least the Last Five Years
Stuart F. Feiner	58

Stuart F. Feiner, a Director since 1984, served as Executive Vice President, General Counsel and Secretary of Inco Limited from August 1993, until his retirement in August 2006. Prior to that, he served as Vice President, General Counsel and Secretary of Inco Limited from April 1992 to August 1993. From January 1984 until April 1992, Mr. Feiner was President of Inco Venture Capital Management, the venture capital unit of Inco Limited.

Walter A. Blättler	57

Walter A. Blättler, Ph.D., Executive Vice President, Science and Technology, joined the Company in 1987. Dr. Blättler has held his current position since 1996. Prior to this, Dr. Blättler served as the Company’s Senior Vice President, Research and Development. Dr. Blättler received his Masters degree and his Ph.D. from the Swiss Federal Institute of Technology in Zurich in 1978.

Committees of the Board of Directors and Meetings and Attendance

Audit Committee.   David W. Carter, Stuart F. Feiner (Chairman), and Mark Skaletsky currently serve on the Company’s Audit Committee. The Audit Committee engages the Company’s independent registered public accountants, reviews quarterly and annual financial statements, considers matters relating to accounting policies and internal controls and reviews the scope of annual audits. The Board of Directors approved an Audit Committee Charter on September 30, 2004 that sets forth in detail the duties and responsibilities of the Audit Committee. Each member of the Audit Committee is considered an independent director under the listing standards applicable to the companies listed on the NASDAQ Global Market. The Audit Committee Charter is available on our website at http://www.immunogen.com.

The Board of Directors has determined that Messrs. Carter, Skaletsky and Feiner qualify as audit committee financial experts, who are independent from management, as that term is defined by the rules issued in January 2003 by the Commission under Section 407(b) of the Sarbanes-Oxley Act of 2002. The Board of Directors has determined that Mr. Feiner also qualifies as an audit committee financial expert, who is independent from management, through his education, his service on the audit committees of diverse public and private companies and interaction with chief financial and accounting officers and public accounting firms who served as independent auditors to certain companies when he was responsible for Inco Limited’s venture capital unit over the 1984–1992 period and, most recently, his direct involvement and participation, as part of his responsibilities in the most recent position he held beginning in 1992, in a wide range of complex financial and accounting issues involving the businesses and operations of Inco Limited. Mr. Carter and Mr. Skaletsky will continue to serve on the Audit Committee after the Annual Meeting. Because Mr. Feiner has not been re-nominated to serve as a director, he will not serve on the Audit Committee following the Annual Meeting.

Compensation Committee.   Mark Skaletsky (Chairman), Nicole Onetto and Joseph J. Villafranca currently serve on the Compensation Committee. The Compensation Committee reviews, approves and makes recommendations concerning the Company’s compensation policies, practices and procedures to ensure that the legal and fiduciary responsibilities of the Board are carried out and that such policies, practices and procedures contribute to the success of the Company. The Compensation Committee also administers the Company’s Restated Stock Option Plan, the 2001 Non-Employee Director Stock Plan, and the 2004 Non-Employee Director Compensation and Deferred Share Unit Plan, as amended. The Board of Directors approved a Compensation Committee Charter, most recently amended on February 1, 2006, that sets forth in detail the duties and responsibilities of the Compensation Committee. Each member of the Compensation Committee is considered an independent director under the listing standards applicable to companies listed on the NASDAQ Global Market. The Compensation Committee Charter is available on our website at http://www.immunogen.com.

Corporate Governance and Nominating Committee.   David W. Carter (Chairman), Stuart F. Feiner, Nicole Onetto and Joseph J. Villafranca currently serve on the Corporate Governance and Nominating Committee. Each member of the Corporate Governance and Nominating Committee is considered an independent director under the listing standards applicable to the companies listed on the NASDAQ Global Market. The Board of Directors approved a Corporate Governance and Nominating Committee Charter on October 27, 2004 that sets forth in detail the duties and responsibilities of the Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee Charter is available on our website at http://www.immunogen.com.

The functions of the Corporate Governance and Nominating Committee include identifying and recommending to the Board individuals qualified to serve as directors of the Company; recommending to the Board directors to serve on committees of the Board; advising the Board with respect to matters of Board composition and procedures; developing and recommending to the Board a set of corporate governance principles applicable to the Company; overseeing corporate governance matters generally; and overseeing the annual evaluation of the Board and the Company’s CEO.

The Corporate Governance and Nominating Committee considers director candidates recommended by shareholders. In considering candidates submitted by shareholders, the Committee takes into consideration the needs of the Board and the qualifications of the proposed candidates. To have a candidate considered by the Corporate Governance and Nominating Committee, a shareholder must follow the procedures noted below:

•       The shareholder must have given timely notice thereof in writing, by certified or registered mail, return receipt requested, to the attention of the to the Corporate Secretary at ImmunoGen, Inc., 128 Sidney Street, Cambridge, MA 02139. Such shareholder’s notice for an annual meeting or a special meeting shall set forth: (a) as to each person whom the shareholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected) and (b) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made (i) the name and address of such shareholder, as they appear on the corporation’s books, and of such beneficial owner, (ii) the class and number of shares of the corporation that are owned beneficially and held of record by such shareholder and such beneficial owner, and (iii) whether either such shareholder or beneficial owner intends to deliver a proxy statement and form of proxy to a sufficient number of holders of the corporation’s voting shares to elect such nominee or nominees.

•       Such shareholder or beneficial owner must have delivered a proxy statement and form of proxy to holders of a percentage of the corporation’s voting shares reasonably believed by such shareholder or beneficial holder to be sufficient to elect the nominee or nominees proposed to be nominated by such shareholder, and must, in either case, have included in such materials the notice.

•       To be timely, a shareholder’s notice pertaining to an annual meeting shall be delivered to the Secretary at the principal executive offices of the corporation not less than forty-five (45) or more than seventy-five (75) days prior to the first anniversary (the “Anniversary”) of the date on which the corporation first mailed its proxy materials for the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than thirty (30) days after the anniversary date of the preceding year’s annual meeting, notice by the shareholder to be timely must be so delivered not earlier than the close of business on the ninetieth (90) day prior to such annual meeting and not later than the close of business on the later of the sixtieth (60th) day prior to such annual meeting or the close of business on the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the corporation.

•       In the event that the number of directors to be elected to the Board of Directors of the corporation is increased and there is no public announcement by the corporation naming all of the nominees for director or specifying the size of the increased Board of Directors at least fifty-five (55) days prior to the Anniversary (or, if the annual meeting is held more than thirty (30) days before or sixty (60) days after the first anniversary of the preceding year’s annual meeting, at least seventy (70) days prior to such annual meeting), a shareholder’s notice shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive office of the corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the corporation.

•       In the event the corporation calls a special meeting of shareholders for the purpose of electing one or more directors to the Board of Directors, any such shareholder may nominate a person or persons (as the case may be), for election to such position(s) as specified in the corporation’s notice of meeting, if the shareholder’s notice shall be delivered to the Secretary at the principal executive offices of the corporation not earlier than the ninetieth (90th) day prior to such special meeting nor later than the close of business on the later of the sixtieth (60th) day prior to such special meeting, or the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting.

When considering potential candidates, the Corporate Governance and Nominating Committee examines a candidate’s specific experience, knowledge, skills, expertise, integrity, diversity, ability to make independent analytical inquiries, understanding of the Company’s business environment and willingness to devote adequate time and effort to Board responsibilities. The Committee will also consider, when applicable, whether a candidate’s skill and experience would enhance the ability of a particular Board committee to fulfill its duties or satisfy any independence requirements imposed by law, regulation or rule applicable to the companies listed on the NASDAQ Global Market.

Potential candidates may come to the attention of the Corporate Governance and Nominating Committee from current directors, executive officers, shareholders or other persons. The Committee also, from time to time, engages firms that specialize in identifying director candidates.

Once a person has been identified by the Corporate Governance and Nominating Committee as a potential candidate, the Committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the Committee determines that the candidate warrants further consideration, the Chairman or another member of the Committee contacts the person. Generally, if the person expresses a willingness to be considered and to serve on the Board, the Committee requests information from the candidate, reviews the person’s accomplishments and qualifications, including in light of any other candidates that the Committee might be considering, and conducts one or more interviews with the candidate. In certain instances, Committee members may contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have greater first-hand knowledge of the candidate’s credentials and accomplishments. The Committee’s evaluation process does not vary based on whether or not a candidate is recommended by a shareholder, although the Board may take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held.

Meeting Attendance.   During fiscal year 2006, there were six meetings of the Board, seven meetings of the Audit Committee, four meetings of the Compensation Committee, and two meetings of the Corporate Governance and Nominating Committee. Messrs. Sayare, Skaletsky, Villafranca and Ms. Onetto attended all meetings of the Board. Messrs. Blättler and Carter attended five meetings of the Board. Mr. Feiner attended three meetings of the Board. Messrs. Skaletsky, Villafranca and Ms. Onetto attended all meetings of the Compensation Committee. Mr. Skaletsky attended all meetings of the Audit Committee. Mr. Feiner attended six meetings of the Audit Committee, and Mr. Carter attended five meetings of the Audit Committee. Messrs. Carter and Villafranca attended both meetings of the Corporate Governance and Nominating Committee. Mr. Feiner and Ms. Onetto attended one meeting of the Corporate Governance and Nominating Committee.

Compensation Committee Interlocks and Insider Participation.   The Compensation Committee members during fiscal year 2006 were Messrs. Skaletsky, Villafranca and Ms. Onetto. None of these Directors is or has been an officer or employee of the Company. Dr. Sayare, though not a member of the Committee, assists the Committee in determining any compensation to be awarded to executive officers other than him. Dr. Sayare also provides supplemental information regarding performance evaluations of executive officers other than him.

Lead Director.   Mr. Carter has served as Lead Director since September 2002 and was reappointed by the independent members of the Board of Directors in September 2006. The Lead Director’s principal duties include: chairing and communicating to the Chief Executive Officer the results of executive Board sessions; interfacing, on behalf of the outside Directors, with management on the evaluation of strategic and other issues; communicating with non-employee directors regarding management plans and initiatives; and such other duties as the Board may from time to time determine.

Shareholder Communications with Directors

The Board has established a process to receive communications from shareholders. Shareholders may contact any member (or all members) of the Board by mail. To communicate with the Board of Directors, any individual directors or any group or committee of directors, correspondence should be addressed to the Board of Directors or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent to the attention of the Corporate Secretary at ImmunoGen, Inc., 128 Sidney Street, Cambridge, MA 02139.

All communications received as set forth in the preceding paragraph will be opened by the Finance Department for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, or patently offensive material will be forwarded promptly to the addressee. In the case of communications to the Board or any individual director or group or committee of directors, the Finance Department will make sufficient copies of the contents to send to such director or each director who is a member of the group or committee to which the envelope is addressed.

It is the Company’s policy that directors are invited and encouraged to attend the Annual Meeting. Mitchel Sayare, the Chairman of the Board of Directors, and Walter A. Blättler attended our 2005 Annual Meeting of Shareholders.

Compensation of Directors

Effective July 1, 2004 through November 15, 2006, Directors received the following compensation. For services on the Board and Board Committees, non-employee Directors receive annual meeting fees of (1) $25,000 per year, payable quarterly in arrears, and (2) an annual retainer of $40,000 of deferred share units upon initial appointment to the Board of Directors and $20,000 of deferred share units annually on the first day of our fiscal year thereafter. All deferred share units vest ratably over twelve months, and the number of units is determined by the closing price of ImmunoGen common stock on the date of grant. All deferred share units shall be paid in cash based upon the closing price of ImmunoGen common stock on the date the individual Director ceases to be a Director. The Lead Director has been entitled to annual cash compensation of $40,000, payable quarterly in arrears. Under the provisions of the Company’s 2004 Non-Employee Director Compensation and Deferred Share Unit Plan (the “2004 Plan”) that was approved by the Board of Directors of the Company in June 2004, the non-employee Directors may elect to receive their meeting fees and the Lead Director may elect to receive the Lead Director fee in the form of cash or deferred share units. Directors are also reimbursed for travel expenses incurred with respect to attending Board meetings. No additional compensation has been paid for attendance at, or activities related to, Board, Audit, Corporate Governance and Nominating and/or Compensation Committee meetings. No additional compensation has been paid to Directors who are employees of the Company for their service on the Board.

On September 5, 2006, the Board of Directors approved certain changes to the compensation of its non-employee directors effective November 15, 2006 and the 2004 Plan is being amended to reflect these changes.

A summary of the changes is as follows:

The annual meeting fee will be increased from $25,000 to $35,000 per annum, payable quarterly in arrears in either cash or deferred share units.

The Lead Director fee will be decreased from $40,000 to $30,000 per annum, payable quarterly in arrears in either cash or deferred share units.

Chairpersons of the Audit, Compensation, and Nominating and Governance Committees will receive an annual fee of $15,000, $9,000 and $9,000, respectively, payable quarterly in arrears in either cash or deferred share units.

Members of the Audit, Compensation, and Nominating and Governance Committees, other than the Chairpersons, will receive an annual fee of $8,000, $5,000 and $5,000, respectively, payable quarterly in arrears in either cash or deferred share units.

The annual retainer to be issued as deferred share units to continuing directors will be increased from $20,000 to $30,000 and the number of deferred shares units which shall be granted shall be based upon the closing price of the Company’s common stock on the date of the annual meeting of shareholders. The deferred share unit grants issued upon initial appointment to the Board of Directors will be increased from $40,000 to $65,000. All of these grants will vest quarterly over three years instead of ratably over twelve months.

Because each continuing director received a deferred share unit grant of $20,000 on July 1, 2006, deferred share unit grants for $17,500, vesting quarterly over a three year period, will be granted to each continuing director on November 15, 2006 to compensate them for the changes made to the amount and timing of their annual retainer grants.

In addition, our directors who serve on one or more of our Scientific Advisory Boards will receive an annual cash retainer of $5,000, payable quarterly in arrears.

The following table sets forth compensation received by each non-employee director during fiscal 2006:

Name	Cash		Stock Units
David W. Carter	$65,000	(1)	3,389.83
Stuart F. Feiner	$25,000		3,389.83
Mark Skaletsky	$25,000		3,389.83
Joseph J. Villafranca	$25,000		3,454.23
Nicole Onetto, MD	$25,000		—

(1)          Includes $40,000 that represents Mr. Carter’s compensation for service as Lead Director during fiscal 2006.

Drs. Onetto and Villafranca also participate on the Company’s Scientific Advisory Boards. During fiscal year 2006, Dr. Onetto and Dr. Villafranca received $5,000 and $6,000, respectively, for their participation on the Scientific Advisory Boards.

Current Executive Officers

The names of and certain other information as of the date hereof regarding each current executive officer of the Company who is not also a member of the Board of Directors is set forth below. Executive officers serve at the pleasure of the Board.

Name of Executive Officer	Age	Principal Occupations During the Last Five Years
Daniel M. Junius	54

Daniel M. Junius, Executive Vice President, Chief Financial Officer and Treasurer, joined the Company in May 2005. Mr. Junius was Senior Vice President and Chief Financial Officer of the Company from May 2005 through June 2006. Mr. Junius served as Executive Vice President and Chief Financial Officer of New England Business Service (NEBS) from 2002 until 2004. He served as Senior Vice President and Chief Financial Officer of NEBS in 2001 and before.

John M. Lambert, Ph.D.	55

John M. Lambert, Ph.D., Senior Vice President, Pharmaceutical Development, joined the Company in 1987, and has held his current position since 2000. From 1996 to 2000 he served as our Vice President, Research and Development. Prior to this, Dr. Lambert served as the Company’s Senior Director of Research. Dr. Lambert received his Ph.D. in Biochemistry from Cambridge University in England.

Pauline Jen Ryan	39

Pauline Jen Ryan, Senior Vice President, Corporate Development and Operations, has held her current position since 2004. Ms. Ryan served as the Company’s Vice President, Business Development from 2000 to 2004.

EXECUTIVE COMPENSATION

The following table (the Summary Compensation Table) sets forth certain information regarding compensation paid during each of the Company’s last three fiscal years to the Company’s Chief Executive Officer and to each person who served as an executive officer of the Company at June 30, 2006.

Summary Compensation Table

		Annual Compensation			Long-Term Compensation Awards
Name and Principal Position	Year	Salary ($)(1)		Bonus ($)	Securities Underlying Options (#)	All Other Compensation ($)(3)
Mitchel Sayare, Ph.D.	2006	420,264		142,994	75,000	6,644
Chairman of the Board,	2005	400,389		145,000	75,000	6,533
Chief Executive Officer and President	2004	386,954		210,000	75,000	6,065
Walter A. Blättler, Ph.D.	2006	304,067		85,200	65,000	5,938
Director and Executive Vice President,	2005	289,687		95,000	65,000	5,160
Science and Technology	2004	279,965		175,000	65,000	4,630
Daniel M. Junius	2006	300,000		96,600	65,000	3,349
Executive Vice President,	2005	40,385	(2)	—	200,000 (2)	234
Chief Financial Officer and Treasurer	2004	—		—	—	—
John M. Lambert, Ph.D.	2006	255,268		61,308	35,000	3,704
Senior Vice President,	2005	243,195		65,688	35,000	2,919
Pharmaceutical Development	2004	235,033		87,500	35,000	2,761
Pauline Jen Ryan	2006	231,399		55,576	35,000	3,303
Senior Vice President,	2005	219,511		59,546	35,000	3,111
Corporate Development and Operations	2004	205,129		87,500	30,000	3,036

(1)          Includes amounts, if any, deferred by each individual under the ImmunoGen, Inc. 401(k) Plan and Trust (the “401(k) Plan”).

(2)          Fiscal year 2005 amounts include amounts paid to Mr. Junius from his hire date of May 9, 2005 through June 30, 2006, based upon an annual base salary of $300,000 per year. The stock option amount for fiscal year 2005 reflects stock options granted to Mr. Junius upon commencing employment with the Company.

(3)          Fiscal year 2006 amounts in the All Other Compensation column include term life insurance premiums of $3,744 for Dr. Sayare, $2,807 for Dr. Blättler, $1,518 for Mr. Junius, $1,792 for Dr. Lambert, and $425 for Ms. Ryan. Also included are matching contributions under the 401(k) Plan of $2,900 for Dr. Sayare, $3,131 for Dr. Blättler, $1,831 for Mr. Junius, $1,912 for Dr. Lambert, and $2,877 for Ms. Ryan.

OPTION GRANTS IN LAST FISCAL YEAR

The following table sets forth information regarding stock options granted during fiscal year 2006 to each individual named in the Summary Compensation Table.

	Number of Securities Underlying Options	Percentage of Total Options Granted to Employees in	Exercise	Expiration	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(3)
Name	Granted (#)(1)	Fiscal Year (%)	Price ($)(2)	Date	5% ($)	10% ($)
Mitchel Sayare, Ph.D.	75,000	9.35%	$3.19	6/08/16	$150,463	$381,303
Walter A. Blättler, Ph.D.	65,000	8.11%	$3.19	6/08/16	$130,401	$330,462
Daniel M. Junius	65,000	8.11%	$3.19	6/08/16	$130,401	$330,462
John M. Lambert, Ph.D.	35,000	4.37%	$3.19	6/08/16	$70,216	$177,941
Pauline Jen Ryan	35,000	4.37%	$3.19	6/08/16	$70,216	$177,941

(1)          All options were granted on June 8, 2006 and vest ratably over three years beginning on the date of grant. Under certain circumstances, vesting of options may be accelerated and options may become fully exercisable.

(2)          The exercise price was equal to the fair market value of the Common Stock on the date of grant.

(3)          Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock price appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise. Actual gains, if any, on stock option exercises will depend on the future performance of the Common Stock, the optionee’s continued employment through the option period and the date on which the options are exercised. These rates of appreciation are mandated by the rules of the Commission and do not represent the Company’s estimate or projection of future Common Stock prices.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
FISCAL YEAR-END OPTION VALUES

The following table provides information as to each individual named in the Summary Compensation Table regarding the exercise of options during fiscal year 2006. In addition, this table includes the number of shares covered by both exercisable and unexercisable options as of June 30, 2006 and the value of “in the money” options, which values represent the positive spread, if any, between the exercise price of any such option and the fiscal year-end value of the Common Stock.

	Shares Acquired on	Value	Number of Securities Underlying Unexercised Options at Fiscal Year-End (#)		Value of Unexercised In-The-Money Options at Fiscal Year-End ($)(1)
Name	Exercise (#)	Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable
Mitchel Sayare, Ph.D.	125,000	$214,600	954,166	150,000	$730,548	$—
Walter A. Blättler, Ph.D.	75,000	$149,250	820,418	129,999	$559,903	$—
Daniel M. Junius	—	$—	50,000	215,000	$—	$—
John M. Lambert, Ph.D.	100,000	$258,300	470,168	69,999	$233,621	$—
Pauline Jen Ryan	—	$—	264,167	68,333	$26,480	$—

(1)          Value is based on the last sale price per share ($3.13) of our Common Stock on June 30, 2006, as reported on the NASDAQ Global Market, less the applicable option exercise price. Each option has an exercise price equal to the fair market value of the Common Stock on the date of grant.

Equity Compensation Plan Information

	(a)	(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders(1)	5,923,032	$6.53	505,748
Equity compensation plans not approved by security holders	—	—	—
Total	5,923,032	$6.53	505,748

(1)          These plans consist of the Restated Stock Option Plan and the 2001 Non-Employee Director Stock Plan.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND
CHANGE IN CONTROL AGREEMENTS

The Company currently has employment agreements with Drs. Blättler, Lambert and Sayare, and Mr. Junius. These agreements currently provide for annual salaries of $319,500 for Dr. Blättler, $268,230 for Dr. Lambert, $441,600 for Dr. Sayare, and $330,000 for Mr. Junius for our fiscal year ending June 30, 2007. The agreements with Drs. Blättler, Lambert and Sayare provide that either the Company or the executive officer may terminate these agreements upon 90 days’ prior written notice. In addition, each agreement provides that the Company may terminate the employment of the executive officer at any time for cause (as defined in the respective agreements). The agreements with Dr. Blättler and Dr. Lambert also provide that these executive officers will not engage in any business competitive with the business of the Company for a period of two years following termination of employment. The agreement with Mr. Junius provides that in the event of termination without cause (as defined in the respective agreements), and contingent upon his execution of a separation agreement, which would contain a release of claims and other obligations, Mr. Junius will receive payments in an amount equal to 12 months of his annual base salary in effect immediately prior to such termination.

In making determinations of salary and benefits to be provided under these employment agreements, the Compensation Committee of the Board of Directors takes into consideration, in addition to contractual commitments, Company personnel policies. See also the “Compensation Committee Report on Executive Compensation.”

The Restated Stock Option Plan (the “Restated Plan”) provides that all options issued under the Restated Plan shall become fully vested and immediately exercisable as of the date of Change of Control.

The Restated Plan defines Change of Control to mean the occurrence of any of the following events:

(i)            Change in Ownership.   Any “Person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “Beneficial Owner” (as defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company’s then outstanding voting securities (excluding for this purpose any such voting securities held by the Company or its affiliates or by any employee benefit plan of the Company) pursuant to a transaction or a series of related transactions which the Board of Directors does not approve; or

(ii)        Merger/Sale of Assets.   (A) A merger or consolidation of the Company whether or not approved by the Board of Directors, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or the parent of such corporation) at least 50% of the total voting power represented by the voting securities of the Company or such surviving entity or parent of such corporation, as the case may be, outstanding immediately after such merger or consolidation; (B) or the shareholders of the Company approve an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets; or

(iii)    Change in Board Composition.   A change in the composition of the Board of Directors, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” shall mean directors who either (A) are directors of the Company as of

February 1, 2006, or (B) are elected, or nominated for election, to the Board of Directors with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company).

STOCK PRICE PERFORMANCE GRAPH

The graph and table below compare the annual percentage change in the Company’s cumulative total shareholder return on its Common Stock for the period from June 30, 2001 through June 30, 2006 (as measured by dividing (i) the sum of (A) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and (B) the difference between the Company’s share price at the end and the beginning of the measurement period; by (ii) the share price at the beginning of the measurement period) with the total cumulative return of the NASDAQ Stock Market Index (U.S.) and the NASDAQ Pharmaceutical Stocks Total Return Index during such period. The Company has not paid any dividends on the Common Stock, and no dividends are included in the representation of the Company’s performance. The stock price performance on the graph below is not necessarily indicative of future price performance. This graph is not “soliciting material,” is not deemed filed with the Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing. Information used on the graph for the NASDAQ Pharmaceutical Stocks Total Return Index and the NASDAQ Stock Market Index (U.S.) was prepared by the Center for Research in Security Prices, a source believed to be reliable, but the Company is not responsible for any errors or omissions in such information.

	2001	2002	2003	2004	2005	2006
IMMUNOGEN, INC.	100.0	13.4	21.3	30.4	29.0	15.7
NASDAQ STOCK MARKET INDEX (U.S.)	100.0	68.1	75.6	95.3	96.4	102.5
NASDAQ PHARMACEUTICAL STOCKS	100.0	58.8	81.3	90.6	86.0	94.6
TOTAL RETURN INDEX*

*                    This index represents a group of peer issuers compiled by the Center for Research in Security Prices.

The above graph and table assume $100 invested on June 30, 2001 with all dividends reinvested, in each of the Common Stock, the NASDAQ Stock Market Index (U.S.) and the NASDAQ Pharmaceutical Stocks Total Return Index. Upon written request by any shareholder, the Company will promptly provide a list of the companies comprising the NASDAQ Pharmaceutical Stocks Total Return Index.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION*

The Compensation Committee of the Board is comprised entirely of non-employee Directors. The Compensation Committee determines the base salaries of the Company’s executive officers and the amount of annual bonus awards, if any, to be paid to the executive officers. In addition, the Compensation Committee administers the Restated Plan under which stock options may be granted to executive officers. The Compensation Committee also will administer the grant of  equity compensation awards under the 2006 Plan, which will supersede the Restated Plan assuming the 2006 Plan is approved by our shareholders at the Annual Meeting.

Compensation Policy and Components of Compensation

The Compensation Committee’s fundamental executive compensation philosophy is to enable the Company to attract and retain key executives, and to motivate those executives to achieve the Company’s long-term objective of becoming a profitable company. Attracting and retaining key executives is important to any organization. This challenge is especially difficult in the biotechnology industry where executives are required to remain focused and committed, often throughout many years of product development, regulatory approvals and financial instability.

Each executive officer’s compensation package is reviewed at least annually and may be comprised of up to three components: base salary, incentive cash bonuses and stock options. In addition, the Company’s executive officers are eligible to participate in all employee benefit programs generally available to all of our other ImmunoGen employees.

Progress toward the Company’s broad strategic goal of becoming a profitable biopharmaceutical company is measured by specific corporate objectives and annual milestones. Personal objectives and milestones by which individual executives of the Company are evaluated fit within the framework of the Company’s overall goals and objectives. The Compensation Committee considers factors such as changes in business conditions and other relevant external circumstances when evaluating the performance of the individual executives.

Base Salaries of Executive Officers

The Compensation Committee sets the salaries of the Company’s executive officers by reviewing independently prepared surveys of biotechnology industry compensation as well as other available information on the base salaries of executive officers in comparable positions in other biotechnology companies. Comparative factors considered include, but are not limited to, company size, stage of development of a company’s products, and geographic location. The Compensation Committee uses the collected data as well as the experience of the members of the Compensation Committee in hiring and managing personnel to set salaries. The Compensation Committee also takes into account, for both current and new executive officers, competitive industry factors, breadth of experience, length of service

*       The report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that the Company specifically incorporates this report by reference.

and recent individual performance.It is not the Company’s intent to establish fixed levels of compensation in general or for specific positions, but rather to establish compensation on a case-by-case basis as recommended by management and confirmed by the Compensation Committee. The Company’s executive officer base salaries, as currently paid, are estimated to range from the 32nd to 90th percentile of comparable biotechnology companies. The base salary of the Company’s Chairman of the Board, President and Chief Executive Officer is estimated to be in the 54th percentile of such range.

In certain cases initial annual base compensation was established pursuant to employment agreements with executive officers (see “Employment Contracts, Termination of Employment and Change in Control Agreements”). The terms of such employment contracts were reviewed and authorized by the Board (including members of the Committee but excluding any interested officer) and were consistent with the Company’s compensation policies then in place.

In June 2006, Dr. Blättler’s annual base salary for fiscal year 2007 was set at $319,500 annually, Mr. Junius’ base salary was set at $330,000, Dr. Lambert’s base salary was set at $268,230, and Ms. Ryan’s base salary was set at $254,725.

Bonus Awards

The Company does not have formal incentive or bonus plans for executives. The Compensation Committee does, however, establish key performance criteria to be met by the Company annually and evaluates the Company’s actual performance against those criteria in its determination of whether incentive or bonus payments should be made to executives or other employees. Such criteria include the Company’s actual financial performance against the Company’s plan for the applicable fiscal year, the Company meeting certain research and development milestones and meeting key targets associated with its collaborations. Based upon the Committee’s evaluation of the performance criteria established for fiscal year 2006, the following annual bonuses were awarded to executive officers of the Company and paid during the fiscal year ended June 30, 2006: $85,200 to Dr. Blättler, $96,600 to Mr. Junius, $61,308 to Dr. Lambert, and $55,576 to Ms. Ryan. In June 2005, the Board of Directors approved bonuses for all employees of the Company to be paid in July 2005. The following annual bonuses were awarded to executive officers of the Company and paid in July 2005: $95,000 to Dr. Blattler, $65,688 to Dr. Lambert, and $59,546 to Ms. Ryan.

Stock Option Plan

Subject to the provisions of the Restated Plan and the proposed 2006 Plan, the Compensation Committee has the authority to determine the terms under which options are granted and the individuals to whom such options may be granted. The Compensation Committee believes that equity participation is a key component of its executive compensation program. The stock option program is the Company’s major long-term incentive plan, designed to retain executive officers and other employees and motivate them to enhance shareholder value by aligning the long-term interests of the Company’s employees with those of its shareholders. The Compensation Committee believes that stock options provide an effective long-term incentive for all employees to create shareholder value since the full benefit of the options cannot be realized unless an appreciation in the price of the Company’s Common Stock occurs. The executive officers participate in the Restated Plan and will participate in the 2006 Plan, if adopted, in the same manner as all of the Company’s full-time employees. Initial stock option awards for new employees, which are individually determined prior to employment, are derived from the employee’s anticipated contribution to the Company’s growth and are designed to be competitive with awards granted by other biotechnology companies. Subsequent annual stock option awards are based on historical levels of prior grants, position within the Company and individual performance. For fiscal years 2004, 2005 and 2006, stock options were awarded in June 2004, June 2005, and June 2006, respectively to all executive officers who had been employed by the Company for the proceeding twelve months. All options are issued with exercise prices equal to the fair market value of the Company’s Common Stock on the date of grant. The options granted in fiscal years 2004, 2005 and 2006 vest as to one-third of the shares on each anniversary date of the date of grant. Vesting of options may be accelerated and options shall become fully exercisable upon a change in control of the Company (see “Employment Contracts, Termination of Employment and Change in Control Agreements”).

In addition to incentive stock options, the Committee also has discretionary authority under the Restated Plan, up until  shareholder approval of the 2006 Plan, and, if adopted, under the 2006 Plan to grant non-qualified options to certain individuals, including executive officers of the Company. Of the current executive officers, Dr. Sayare, Dr. Blättler, Mr. Junius, Dr. Lambert, and Ms. Ryan have each been granted non-qualified options. In each case, the options were granted with exercise prices equal to the fair market value of the Common Stock on the date of grant and vest over three or four years.

Compensation of the Chief Executive Officer

Dr. Sayare’s annual base salary was determined in accordance with the criteria outlined in other sections of this report, the Compensation Committee’s evaluation of the Company’s overall performance and Dr. Sayare’s individual performance. Performance was measured by the achievement of certain goals over the last several years, including the continued development of the Company’s key technology platforms. Dr. Sayare’s annual base salary was increased to $441,600 on July 1, 2006.

In June 2006, the Board of Directors approved bonuses for all employees of the company to be paid in June 2006. Dr. Sayare was paid a cash bonus of $142,994. In June 2005, the Board of Directors approved bonuses for all employees of the Company to be paid in July 2005. Dr. Sayare was paid a cash bonus of $145,000. In June 2004, the Board of Directors approved bonuses for all employees of the Company to be paid in July 2004. Dr. Sayare was paid a cash bonus of $210,000 in July 2004. Dr. Sayare’s 2004 bonus amount included an annual bonus as well as a special bonus awarded upon execution of the Company’s collaboration with sanofi-aventis. In fiscal 2006, Dr. Sayare was granted options to purchase 75,000 shares of Common Stock. In fiscal 2005, Dr. Sayare was granted options to purchase 75,000 shares of Common Stock. In fiscal 2004, Dr. Sayare was granted options to purchase 75,000 shares of Common Stock. The options granted to Dr. Sayare in fiscal years 2004, 2005 and 2006 vest as to one-third of the shares each year after issuance beginning one year from the date of grant. All options are subject to Dr. Sayare’s continued employment with the Company and were issued with exercise prices equal to the fair market value of the Common Stock on the date of grant.

Certain Agreements

The Company has entered into agreements with certain of its executive officers relating to employment and separation. In making determinations of salary and benefits to be provided under these employment and separation agreements, the Compensation Committee took into consideration contractual commitments and Company policies. (See “Employment Contracts, Termination of Employment and Change in Control Agreements”).

Members of the ImmunoGen, Inc. Compensation Committee
Mark Skaletsky, Chairman
Nicole Onetto
Joseph J. Villafranca

AUDIT COMMITTEE REPORT

The Audit Committee, as described on page 8, is comprised of three independent Directors. The role of the Audit Committee is to assist the Board of Directors in its oversight of the Company’s accounting and financial reporting principles, policies and procedures as well as the adequacy of the Company’s systems of internal accounting control and the quality and integrity of the Company’s financial statements. All members of the Committee meet the NASDAQ Global Marketplace rules test for independence. The Committee operates pursuant to a charter that was most recently amended by the Board on September 30, 2004. As set forth in the Charter, management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements, the Company’s accounting and financial reporting principles, and internal accounting controls designed to assure compliance with accounting standards and applicable laws and regulations. The Company’s independent auditors are responsible for auditing the Company’s financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States.

In assisting the Board in its oversight function, the Committee has considered and discussed the Company’s audited financial statements for the year ended June 30, 2006 with management and the Company’s independent auditors, Ernst & Young LLP. The Committee has also discussed and reviewed with the independent auditors the matters required to be discussed by the current Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as amended. The Committee has also received the written disclosures and the letter from the independent auditors required by Rule 3600T of the PCAOB which adopts on an interim basis Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees” and has discussed with the independent auditors the auditors’ independence from the Company and its management. The Audit Committee has also discussed with management and the independent auditors the quality and adequacy of the Company’s internal accounting controls. The Audit Committee has reviewed with the independent auditors their audit plan, audit scope and identification of audit risks for the year ended June 30, 2006 and has considered, with a view to maintaining the independence of the Company’s independent auditors, the nature and scope of the non-audit services supplied to the Company by its independent auditors.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting, are not experts in the fields of accounting or auditing, and are not employed by the Company for accounting or financial management or for any aspects of the Company’s systems of internal accounting control. Members of the Committee rely, without independent verification, on the information provided to them, and on the representations made, by management and the Company’s independent auditors. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal accounting controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. In addition, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Company’s financial statements has been carried out in accordance with auditing standards generally accepted in the United States or that the Company’s financial statements are presented in accordance with accounting policies generally accepted in the United States.

Based upon the reports, discussions and reviews described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Charter of the Audit Committee, the Committee has recommended to the Board of Directors, and the Board of Directors has approved the Committee’s recommendation that the Company’s audited financial statements for the year ended June 30, 2006 be included in the Company’s Annual Report to Shareholders for the year ended June 30, 2006 and the Company’s Annual Report on Form 10-K for the year ended June 30, 2006 be filed with the Commission.

Members of the ImmunoGen, Inc. Audit Committee
Stuart F. Feiner, Chairman
David W. Carter
Mark Skaletsky

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s Directors and executive officers, and persons holding more than 10% of the Common Stock, to file with the Commission initial reports of ownership and reports of changes in ownership of Common Stock. Executive officers, Directors and greater than 10% shareholders are required by the regulations of the Commission to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on review of the copies of such reports furnished to it and written representations that no other reports were required, the Company is not aware of any director or executive officer who has not timely filed reports required by Section 16(a) of the Exchange Act.

INDEPENDENT AUDITORS

Ernst & Young LLP, independent registered public accountants, audited the Company’s financial statements for the fiscal year ended June 30, 2006. The Audit Committee of the Board of Directors has selected Ernst & Young LLP to conduct the audit of the Company’s annual financial statements for the fiscal year ending June 30, 2007 and for the review of the Company’s Quarterly Reports on Form 10-Q filed during this period. The Company expects that representatives of Ernst & Young LLP will be present at the Annual Meeting, with the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

Audit Fees

The Company and Ernst & Young LLP negotiated fees of $115,000 and $42,000 for their audit of the Company’s annual financial statements for the fiscal year ended June 30, 2006 and for their review of the Company’s Quarterly Reports on Form 10-Q filed during that fiscal year, respectively.

The Company and Ernst & Young LLP negotiated fees of $108,000 and $39,000 for their audit of the Company’s annual financial statements for the fiscal year ended June 30, 2005 and for their review of the Company’s Quarterly Reports on Form 10-Q filed during the last fiscal year, respectively.

Audit-Related Fees

Fees for audit-related services totaled $119,000 and $148,000 during the years ended June 30, 2006 and 2005, respectively. Audit-related services for the years ended June 30, 2006 and 2005 included accounting consultations and attestation and advisory services related to the Company’s compliance with the Sarbanes-Oxley Act of 2002.

Tax Fees

During the Company’s fiscal year ended June 30, 2006 and June 30, 2005, the Company did not pay Ernst & Young LLP any tax preparation or other tax-related fees.

All Other Fees

During the Company’s fiscal year ended June 30, 2006 and June 30, 2005, the Company did not pay Ernst & Young LLP any other fees.

Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy that requires advance approval of all audit, audit-related, tax and other services performed by Ernst & Young LLP. The policy provides for pre-approval by the Audit Committee of specifically defined audit and non-audit services. Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent auditor is engaged to perform it. The Audit Committee has delegated to the Chairman of the Audit Committee authority to approve permitted services, provided that the Chairman reports any such approvals to the Audit Committee at its next scheduled meeting. Management provides the Audit Committee with an update of the services provided by, and fees paid to, Ernst & Young LLP at each regularly scheduled Audit Committee meeting.

The Audit Committee did not utilize the de minimis exception to the pre-approval requirements to approve any services provided by Ernst & Young LLP during fiscal 2006.

FIXING THE NUMBER OF MEMBERS OF THE BOARD OF DIRECTORS
AND ELECTION OF DIRECTORS
(Notice Item 1 and Item 2)

Under the Company’s By-Laws, the number of Directors is fixed from time to time by the shareholders, and Directors serve in office until the next annual meeting and until their successors have been elected and qualified. At the Annual Meeting the number of Directors will be fixed at five and five Directors will be elected.

The enclosed Proxy, unless authority to vote is withheld, will be voted for the election of the nominees named herein as Directors of the Company. The nominees are Mitchel Sayare, Ph.D., David W. Carter, Nicole Onetto, MD, Mark Skaletsky, and Joseph J. Villafranca, Ph.D. The Board has no reason to believe that any nominee will become unavailable. However, in the event that any one or more of such nominees shall unexpectedly become unavailable for election, votes will be cast, pursuant to authority granted by the enclosed Proxy, for such person or persons as may be designated by the Board.

A plurality of the votes cast at the Annual Meeting is required to elect each nominee as a Director.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE NUMBER OF DIRECTORS TO BE FIXED AT FIVE AND RECOMMENDS A VOTE “FOR” THE NOMINEES AS DIRECTORS.

THE APPROVAL OF THE ADOPTION OF THE IMMUNOGEN, INC. 2006 EMPLOYEE, DIRECTOR AND CONSULTANT EQUITY INCENTIVE PLAN.
(Notice Item 3)

On September 6, 2006, our Board of Directors unanimously approved, subject to your approval at the meeting the adoption of the 2006 Employee, Director and Consultant Equity Incentive Plan (the “2006 Plan”). The 2006 Plan will allow for the issuance of up to 2,500,000 additional shares of our common stock pursuant to awards granted under the 2006 Plan. If the 2006 Plan is approved, our Restated Stock Option Plan will terminate and all outstanding options under our Restated Stock Option Plan will remain in effect, but no additional option grants may be made under that Plan.

Our 2006 Plan is being submitted to you for approval at the meeting in order to ensure (i) favorable federal income tax treatment for grants of incentive stock options under Section 422 of the Internal Revenue Code of 1986 (the “Code”), and (ii) continued eligibility to receive a federal income tax deduction for certain compensation paid under our 2006 Plan by complying with Rule 162(m) of the Code. Approval by our shareholders of the 2006 Plan is also required by the listing rules of the NASDAQ Global Market. Our Board of Directors believes that the approval of our 2006 Plan is necessary to provide us with a sufficient number of shares to attract, retain and motivate employees, directors and consultants and to give us the flexibility we need to make various types of awards in light of the recent changes in tax and accounting rules relating to equity-based compensation.

As of September 18, 2006, options to purchase approximately 5,860,792 shares of our common stock were outstanding under our Restated Stock Option Plan and approximately an additional 540,375 shares were available for future option grants under the Restated Stock Option Plan. If the 2006 Plan is approved, all outstanding options under our Restated Stock Option Plan will remain in effect, but no additional awards may be made. The 2006 Plan is intended to replace our Restated Stock Option Plan and the shares available for future issuance under our Restated Stock Option Plan will become available for grant and subject to the terms of the 2006 Plan and are included in the 2,500,000 shares that we are asking be authorized under the 2006 Plan. However, any shares that are presently subject to outstanding options under our Restated Stock Option Plan but which become unissued on or after November 11, 2006 upon the cancellation, surrender or termination of such option shall be added to the 2,500,000 authorized under the 2006 Plan to be available for future issuance; provided, however, that no more than 5,900,000 shares, approximately the number of options currently issued and outstanding, shall be added to our 2006 Plan pursuant to this provision. In addition, generally shares of common stock reserved for awards under the 2006 Plan that lapse or are canceled will be added back to the share reserve available for future awards. However, shares of common stock tendered in payment for an award or shares of common stock withheld for taxes will not be available again for grant. No participant may receive awards for more than 500,000 shares of common stock in any fiscal year under our 2006 Plan.

Our Board, the Compensation Committee and management all believe that the effective use of stock-based long-term incentive compensation is vital to our ability to achieve strong performance in the future. The 2006 Plan will maintain and enhance the key policies and practices adopted by our management and Board of Directors to align employee and shareholder interests. In addition, our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining and motivating key personnel. We believe that the 2006 Plan is essential to permit our management to continue to provide long-term, equity-based incentives to present and future key employees, consultants and directors. Accordingly, our Board of Directors believes adoption of the 2006 Plan is in our best interests and those of its shareholders and recommends a vote “FOR” the approval of the 2006 Plan.

The following is a brief summary of the 2006 Plan. This summary is qualified in its entirety by reference to the text of the 2006 Plan, a copy of which accompanies this Proxy Statement as Appendix A.

Material Features of our 2006 Plan

The 2006 Plan will allow us, under the direction of our Compensation Committee, to make grants of stock options, restricted and unrestricted stock awards and other stock-based awards to employees, consultants and directors (approximately 200 people) who, in the opinion of the Compensation Committee, are in a position to make a significant contribution to our long-term success. The purpose of these awards is to attract and retain key individuals, further align employee and shareholder interests, and to closely link compensation with Company performance. The 2006 Plan will provide an essential component of the total compensation package, reflecting the importance that we place on aligning the interests of key individuals with those of our shareholders.

Stock Options.   Stock options granted under the 2006 Plan may either be incentive stock options, which are intended to satisfy the requirements of Section 422 of the Code, or non-qualified stock options, which are not intended to meet those requirements. The exercise price of a stock option may not be less than 100% of the fair market value of our common stock on the date of grant. The term of stock options granted under the 2006 Plan may not be longer than ten years. Moreover, if an incentive stock option is granted to an individual who owns more than 10% of the combined voting power of all classes of our capital stock, the exercise price may not be less than 110% of the fair market value of our common stock on the date of grant and the term of the option may not be longer than five years.

Award agreements for stock options include rules for exercise of the stock options after termination of service. Options may not be exercised unless they are vested, and no option may be exercised after the end of the term set forth in the award agreement. Generally, stock options will be exercisable for three months after termination of service for any reason other than death or total and permanent disability, and for 12 months after termination of service on account of death or total and permanent disability. Options, however, will not be exercisable if the termination of service was due to cause.

Restricted Stock.   Restricted stock is common stock that is subject to restrictions, including a prohibition against transfer and a substantial risk of forfeiture, until the end of a “restricted period” during which the grantee must satisfy certain vesting conditions. If the grantee does not satisfy the vesting conditions by the end of the restricted period, the restricted stock is forfeited.

During the restricted period, the holder of restricted stock has the rights and privileges of a regular shareholder, except that the restrictions set forth in the applicable award agreement apply. For example, the holder of restricted stock may vote and receive dividends on the restricted shares; but he or she may not sell the shares until the restrictions are lifted.

Other Stock-Based Awards.   The 2006 Plan also authorizes the grant of other types of stock-based compensation including, but not limited to, stock appreciation rights, phantom stock awards, and deferred stock units. We intend to issue shares of our common stock under the 2006 Plan to our non-employee directors upon redemption of deferred share units that have been or may in the future be issued to our non-employee directors pursuant to the terms of our 2004 Non-Employee Director Compensation and Deferred Share Unit Plan, as amended.

In accordance with the terms of our 2006 Plan, our Board of Directors has authorized our Compensation Committee to administer the 2006 Plan. The Compensation Committee may delegate part of its authority and powers under our 2006 Plan to one or more of our directors and/or officers, but only the Compensation Committee can make awards to participants who are directors or executive officers of ImmunoGen. In accordance with the provisions of the 2006 Plan, our Compensation Committee will determine the terms of awards, including:

•       which employees, directors and consultants will be granted awards;

•       the number of shares subject to each award;

•       the vesting provisions of each award;

•       the termination or cancellation provisions applicable to awards; and

•       all other terms and conditions upon which each award may be granted in accordance with the 2006 Plan.

In addition, our Compensation Committee may, in its discretion, amend any term or condition of an outstanding award provided (i) such term or condition as amended is permitted by our 2006 Plan, and (ii) any such amendment shall be made only with the consent of the participant to whom such award was made, if the amendment is adverse to the participant.

If our common stock shall be subdivided or combined into a greater or smaller number of shares or if we issue any shares of common stock as a stock dividend, the number of shares of our common stock deliverable upon exercise of an option issued or upon issuance of an award shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

Upon a merger or other reorganization event, our Board of Directors, may, in their sole discretion, take any one or more of the following actions pursuant to our 2006 Plan, as to some or all outstanding awards:

•       provide that all outstanding options shall be assumed or substituted by the successor corporation;

•       upon written notice to a participant provide that the participant’s unexercised options will become exercisable in full and will terminate immediately prior to the consummation of such transaction unless exercised by the participant;

•       in the event of a merger pursuant to which holders of our common stock will receive a cash payment for each share surrendered in the merger, make or provide for a cash payment to the optionees equal to the difference between the merger price times the number of shares of our common stock subject to such outstanding options, and the aggregate exercise price of all such outstanding options (all options being made fully vested and immediately exercisable prior to their termination), in exchange for the termination of such options; and

•       provide that outstanding awards shall be assumed or substituted by the successor corporation, become realizable or deliverable, or restrictions applicable to an award will lapse, in whole or in part, prior to or upon the merger or reorganization event.

Our 2006 Plan may be amended by our shareholders. It may also be amended by our Board of Directors, provided that any amendment approved by our Board of Directors which is of a scope that requires shareholder approval as required by the rules of the NASDAQ Global Market, in order to ensure favorable federal income tax treatment for any incentive stock options under Code Section 422, or for any other reason is subject to obtaining such shareholder approval. In addition, if NASDAQ amends its corporate governance rules so that such rules no longer require shareholder approval of “material amendments” of equity compensation plans, then, from and after the effective date of such an amendment to the NASDAQ rules, no amendment of the 2006 Plan which (i) materially increases the number of shares to be issued under the Plan (other than to reflect a reorganization, stock split, merger, spin off or similar transaction); (ii) materially increases the benefits to Participants, including any material change to: (a) permit a repricing (or decrease in exercise price) of outstanding options, (b) reduce the price at which awards may be offered, or (c) extend the duration of the 2006 Plan; (iii) materially expands the class of participants eligible to participate in the 2006 Plan; or (iv) expands the types of awards provided under the 2006 Plan shall become effective unless shareholder approval is obtained. Our 2006 Plan expires on September 4, 2016.

Federal Income Tax Consequences

The material federal income tax consequences of the issuance and exercise of stock options and other awards under the 2006 Plan, based on the current provisions of the Code and regulations, are as follows. Changes to these laws could alter the tax consequences described below. This summary assumes that all awards granted under the 2006 Plan are exempt from or comply with, the rules under Section 409A of the Code related to nonqualified deferred compensation.

Incentive Stock Options:

Incentive stock options are intended to qualify for treatment under Section 422 of the Code. An incentive stock option does not result in taxable income to the optionee or deduction to us at the time it is granted or exercised, provided that no disposition is made by the optionee of the shares acquired pursuant to the option within two years after the date of grant of the option nor within one year after the date of issuance of shares to the optionee (referred to as the “ISO holding period”). However, the difference between the fair market value of the shares on the date of exercise and the option price will be an item of tax preference includible in “alternative minimum taxable income” of the optionee. Upon disposition of the shares after the expiration of the ISO holding period, the optionee will generally recognize long term capital gain or loss based on the difference between the disposition proceeds and the option price paid for the shares. If the shares are disposed of prior to the expiration of the ISO holding period, the optionee generally will recognize taxable compensation, and we will have a corresponding deduction, in the year of the disposition, equal to the excess of the fair market value of the shares on the date of exercise of the option over the option price. Any additional gain realized on the disposition will normally constitute capital gain. If the amount realized upon such a disqualifying disposition is less than fair market value of the shares on the date of exercise, the amount of compensation income will be limited to the excess of the amount realized over the optionee’s adjusted basis in the shares.

Non-Qualified Options:

Options otherwise qualifying as incentive stock options, to the extent the aggregate fair market value of shares with respect to which such options are first exercisable by an individual in any calendar year exceeds $100,000, and options designated as non-qualified options will be treated as options that are not incentive stock options.

A non-qualified option ordinarily will not result in income to the optionee or deduction to us at the time of grant. The optionee will recognize compensation income at the time of exercise of such non-qualified option in an amount equal to the excess of the then value of the shares over the option price per share. Such compensation income of optionees may be subject to withholding taxes, and a deduction may then be allowable to us in an amount equal to the optionee’s compensation income.

An optionee’s initial basis in shares so acquired will be the amount paid on exercise of the non-qualified option plus the amount of any corresponding compensation income. Any gain or loss as a result of a subsequent disposition of the shares so acquired will be capital gain or loss.

Stock Grants:

With respect to stock grants under our 2006 Plan that result in the issuance of shares that are either not restricted as to transferability or not subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of shares received. Thus, deferral of the time of issuance will generally result in the deferral of the time the grantee will be liable for income taxes with respect to such issuance. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

With respect to stock grants involving the issuance of shares that are restricted as to transferability and subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of the shares received at the first time the shares become transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier. A grantee may elect to be taxed at the time of receipt of shares rather than upon lapse of restrictions on transferability or substantial risk of forfeiture, but if the grantee subsequently forfeits such shares, the grantee would not be entitled to any tax deduction, including as a capital loss, for the value of the shares on which he previously paid tax. The grantee must file such election with the Internal Revenue Service within 30 days of the receipt of the shares. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

New Plan Benefits

The following table shows the total number of awards expected to be made under our 2006 Plan to the identified individuals and groups, which awards are subject to the approval of our 2006 Plan by our shareholders:

NEW PLAN BENEFITS

2006 Employee, Director and Consultant Equity Incentive Plan

Name and Position	Dollar Value ($)(1)	Number of Units
Mitchel Sayare, Ph.D.	—	—
Chairman of the Board, Chief Executive Officer and President
Walter A. Blättler, Ph.D.
Director and Executive Vice President, Science and Technology
Daniel M. Junius	—	—
Executive Vice President, Chief Financial Officer and Treasurer
John M. Lambert, Ph.D.	—	—
Senior Vice President, Pharmaceutical Development
Pauline Jen Ryan	—	—
Senior Vice President, Corporate Development and Operations
Current Executive Officers	—	—
Non-Executive Directors(2)	$269,910	77,338
Non-Executive Officer Employees	—	—

(1)  Value is based on the closing price per share of $3.49 of our Common Stock on September 18, 2006, as reported on the NASDAQ Global Market.

(2)   Units have been issued pursuant to the Company’s 2004 Non-Employee Director Compensation and Deferred Share Unit Plan, as amended.

Except as set forth above, the amounts of future grants under the 2006 Plan are not determinable as awards under the 2006 Plan and will be granted at the sole discretion of the Compensation Committee, or other delegated persons and we cannot determine at this time either the persons who will receive awards under the 2006 Plan or the amount or types of any such awards.

On September 18, 2006, the closing market price per share of our common stock was $3.49, as reported by the NASDAQ Global Market.

For these reasons, the Board of Directors has recommended adopting our 2006 Employee, Director and Consultant Equity Incentive Plan. The affirmative vote of a majority of the shares cast affirmatively or negatively at the Annual Meeting is required for the adoption of our 2006 Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE ADOPTION OF THE IMMUNOGEN, INC. 2006 EMPLOYEE, DIRECTOR AND CONSULTANT EQUITY INCENTIVE PLAN.

AMENDMENTS TO THE COMPANY’S BY-LAWS

On November 2, 2005, the Governance and Nominating Committee of our Board of Directors recommended, and the Board of Directors approved, certain amendments to our By-Laws. A summary of those amendments to the By-Laws approved by our Board is set forth below.

Article I—Stockholders

•       Added a new section entitled “Notice of Stockholder Business and Nominations.” This change requires stockholders who intend to propose business to be acted upon at a stockholder meeting to provide advance notice of their proposals, or director nominations, to the Company. Section 1.11.

•       Deleted a provision which would permit any stockholder holding 10% or more of the Company’s common stock to present matters to be considered for action at an annual meeting, due to the addition of Section 1.11 noted above. Section 1.2.

•       Added a provision including details as to the conduct of stockholder meetings. Section 1.1.

•       Changed the reference to the date on which the annual meeting is to be held from the very specific (“the second Tuesday in November”) to the more general (“any date within six months after the end of the fiscal year”). Section 1.2.

•       Stockholder meetings are now permitted to be held outside of the United States for Massachusetts corporations. Deleted the requirement that all meetings be held within the United States. Section 1.1.

•       E-mail and fax notices to stockholders are now permitted under the Massachusetts Business Corporation Act (the “MBCA”). Changed to provide more flexibility in giving notices to stockholders. Section 1.4.

•       Changed the maximum permitted duration of stockholder proxies from 6 months to 11 months to be consistent with that permitted by the MBCA. Section 1.7.

Article II—Officers and Directors

•       Deleted references to particular rights of classes of Preferred Stock, as no classes of Preferred Stock are currently issued or outstanding. Sections 2.1 and 3.2.2.

•       The title of Clerk has been replaced with the title of Secretary in the MBCA. For corporations that still provide for a Clerk, the statute provides that such Clerk shall be deemed to be the Secretary for purposes of the statute until a Secretary is appointed. As the Company’s former By-Laws provided for a Secretary, as well as a Clerk they were amended to consolidate these two positions into one, called the Secretary. See changes throughout, and particularly in Sections 2.1, 4.4 and 4.5.

•       Changed to allow directors to be removed by a majority of the other directors for cause. Section 2.2.

Article III—Board of Directors

•       Changed the minimum length of advance notice for Board meetings from three to two days in accordance with the MBCA. In addition, e-mail and fax notices to directors are now expressly permitted under the MBCA. Section 3.2.2.

•       Changed the vote requirement for formation of Board committees from 75% to a majority. Section 3.4.

Article V—Capital Stock

•       Changed the maximum amount of time prior to a stockholder meeting in which a record date could be designated to be no more than 70 days prior to the date of the relevant meeting. The MBCA extended the maximum period to 70 days. Section 5.3.

•       Deleted reference to treasury stock as the MBCA now does not provide for treasury stock. Section 5.5.

Article VI—Miscellaneous Provisions

•       Added various other provisions relating to general activities of the Corporation and interpretation of provisions in the By-Laws. Sections 6.10 - 6.15.

The foregoing summary of these amendments is qualified in its entirety by reference to the complete text of our By-Laws, as amended and restated, effective November 2, 2005, that accompany this Proxy Statement as Appendix B.

SHAREHOLDER PROPOSALS AND OTHER MATTERS

In order to be considered for inclusion in the proxy statement distributed to shareholders prior to the Company’s annual meeting in 2007, the Company must receive a shareholder proposal no later than June 14, 2007. Proposals should be delivered in writing to ImmunoGen, Inc., 128 Sidney Street, Cambridge, Massachusetts 02139. One or more shareholders who hold at least a ten percent interest of the capital stock entitled to vote at the meeting and who do not wish to include their proposal in such proxy statement but who wish to present a proposal at the Company’s annual meeting of shareholders in 2007, must notify the Company in writing at the above-referenced address no later than October 22, 2007. All other shareholders who wish to present a proposal at such annual meeting must notify the Company in writing at the above-referenced address no later than August 27, 2007 in order for their proposal to be considered timely for purposes of Rule 14a-4 under the Exchange Act. Pursuant to Rule 14a-4, management proxies may confer discretionary authority to vote on any matters presented by a shareholder at the 2007 annual meeting if the proposals are received by the Company after August 27, 2007.

The Board does not know of any other matters that will be brought before the Annual Meeting. If other business is properly presented for consideration at the Annual Meeting, it is intended that the shares represented by the enclosed Proxy will be voted in accordance with the judgment of Mitchel Sayare, Ph.D. and Walter A. Blättler, Ph.D. or either of them, acting as proxies, on such matters.

In order that your shares may be represented if you do not plan to attend the Annual Meeting, and in order to assure the required quorum, please complete, sign, date and return your Proxy promptly.

The Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2006 (other than exhibits attached thereto) filed by the Company with the Commission, which provides additional information about the Company, is available to beneficial owners of the Company’s Common Stock without charge upon written or oral request to the Company’s Investor Relations Department at 128 Sidney Street, Cambridge, Massachusetts 02139 (tel: 617-995-2500).

By order of the Board of Directors

JONATHAN L. KRAVETZ, ESQ. Secretary
October 6, 2006

APPENDIX A

IMMUNOGEN, INC.

2006 EMPLOYEE, DIRECTOR AND CONSULTANT EQUITY INCENTIVE PLAN

1.                 DEFINITIONS.

Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this ImmunoGen, Inc. 2006 Employee, Director and Consultant Equity Incentive Plan, have the following meanings:

Administrator means the Board of Directors, unless it has delegated power to act on its behalf to the Committee, in which case the Administrator means the Committee.

Affiliate means a corporation which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect.

Agreement means an agreement between the Company and a Participant delivered pursuant to the Plan, in such form as the Administrator shall approve.

Board of Directors means the Board of Directors of the Company.

Cause shall include (and is not limited to) dishonesty with respect to the Company or any Affiliate, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or similar agreement between the Participant and the Company, and conduct substantially prejudicial to the business of the Company or any Affiliate provided, however that any provision in an agreement between the Participant and the Company or an Affiliate, which contains a conflicting definition of “cause” for termination and which is in effect at the time of such termination, shall supersede the definition in this Plan with respect to that Participant. The determination of the Administrator as to the existence of Cause will be conclusive on the Participant and the Company.

Change of Control means the occurrence of any of the following events:

(i)             Ownership. Any “Person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) becomes the “Beneficial Owner” (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company’s then outstanding voting securities (excluding for this purpose any such voting securities held by the Company or its Affiliates or by any employee benefit plan of the Company) pursuant to a transaction or a series of related transactions which the Board of Directors does not approve; or

(ii)         Merger/Sale of Assets. (A) A merger or consolidation of the Company whether or not approved by the Board of Directors, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or the parent of such corporation) at least 50% of the total voting power represented by the voting securities of the Company or such surviving entity or parent of such corporation, as the case may be, outstanding immediately after such merger or consolidation; or (B) the stockholders of the Company approve an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets; or

(iii)     Change in Board Composition. A change in the composition of the Board of Directors, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” shall mean directors who either (A) are directors of the Company as of November 11, 2006, or (B) are elected, or nominated for election, to the Board of Directors with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company).

Code means the United States Internal Revenue Code of 1986, as amended.

Committee means the committee of the Board of Directors to which the Board of Directors has delegated power to act under or pursuant to the provisions of the Plan.

Common Stock means shares of the Company’s common stock, $.01 par value per share.

Company means ImmunoGen, Inc., a Massachusetts corporation.

Disability or Disabled means permanent and total disability as defined in Section 22(e)(3) of the Code.

Employee means any employee of the Company or of an Affiliate (including, without limitation, an employee who is also serving as an officer or director of the Company or of an Affiliate), designated by the Administrator to be eligible to be granted one or more Stock Rights under the Plan.

Fair Market Value of a Share of Common Stock means:

(1)   If the Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, the closing or last price of the Common Stock on the composite tape or other comparable reporting system for the trading day on the applicable date, which is the date of grant, and if such applicable date is not a trading day, the last market trading day prior to such date;

(2)   If the Common Stock is not traded on a national securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the Common Stock for the trading day referred to in clause (1), and if bid and asked prices for the Common Stock are regularly reported, the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the trading day on which Common Stock was traded on the applicable date, which is the date of grant, and if such applicable date is not a trading day, the last market trading day prior to such date; and

(3)   If the Common Stock is neither listed on a national securities exchange nor traded in the over-the-counter market, such value as the Administrator, in good faith, shall determine.

ISO means an option meant to qualify as an incentive stock option under Section 422 of the Code.

Non-Qualified Option means an option which is not intended to qualify as an ISO.

Option means an ISO or Non-Qualified Option granted under the Plan.

Participant means an Employee, director or consultant of the Company or an Affiliate to whom one or more Stock Rights are granted under the Plan. As used herein, “Participant” shall include “Participant’s Survivors” where the context requires.

Plan means this ImmunoGen, Inc. 2006 Employee, Director and Consultant Equity Incentive Plan.

Shares means shares of the Common Stock as to which Stock Rights have been or may be granted under the Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Paragraph 3 of the Plan. The Shares issued under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both.

Stock-Based Award means a grant by the Company under the Plan of an equity award or an equity based award which is not an Option or a Stock Grant.

Stock Grant means a grant by the Company of Shares under the Plan.

Stock Right means a right to Shares or the value of Shares of the Company granted pursuant to the Plan—an ISO, a Non-Qualified Option, a Stock Grant or a Stock-Based Award.

Survivor means a deceased Participant’s legal representatives and/or any person or persons who acquired the Participant’s rights to a Stock Right by will or by the laws of descent and distribution.

2.                 PURPOSES OF THE PLAN.

The Plan is intended to encourage ownership of Shares by Employees and directors of and certain consultants to the Company in order to attract and retain such people, to induce them to work for the benefit of the Company or of an Affiliate and to provide additional incentive for them to promote the success of the Company or of an Affiliate. The Plan provides for the granting of ISOs, Non-Qualified Options, Stock Grants and Stock-Based Awards.

3.                 SHARES SUBJECT TO THE PLAN.

(a)   The number of Shares which may be issued from time to time pursuant to this Plan shall be the sum of: (i) 2,500,000 shares of Common Stock and (ii) any shares of Common Stock that are represented by awards granted under the Company’s Restated Stock Option Plan that are forfeited, expire or are cancelled without delivery of shares of Common Stock or which result in the forfeiture of shares of Common Stock back to the Company on or after November 11, 2006, or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 24 of this Plan; provided, however, that no more than 5,900,000 Shares shall be added to the Plan pursuant to this provision.

(b)   If an Option ceases to be “outstanding”, in whole or in part (other than by exercise), or if the Company shall reacquire (at not more than its original issuance price) any Shares issued pursuant to a Stock Grant or Stock-Based Award, or if any Stock Right expires or is forfeited, cancelled, or otherwise terminated or results in any Shares not being issued, the unissued Shares which were subject to such Stock Right shall again be available for issuance from time to time pursuant to this Plan. Notwithstanding the foregoing, if a Stock Right is exercised, in whole or in part, by tender of Shares or if the Company’s tax withholding obligation is satisfied by withholding Shares, the number of Shares deemed to have been issued under the Plan for purposes of the limitations set forth in Paragraph 3(a) above shall be the number of Shares that were subject to the Stock Right or portion thereof, and not the net number of Shares actually issued.

4.                 ADMINISTRATION OF THE PLAN.

The Administrator of the Plan will be the Board of Directors, except to the extent the Board of Directors delegates its authority to the Committee, in which case the Committee shall be the Administrator. Subject to the provisions of the Plan, the Administrator is authorized to:

a.                 Interpret the provisions of the Plan and all Stock Rights and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

b.                Determine which Employees, directors and consultants shall be granted Stock Rights;

c.                 Determine the number of Shares for which a Stock Right or Stock Rights shall be granted, provided, however, that in no event shall Stock Rights with respect to more than 500,000 Shares be granted to any Participant in any fiscal year;

d.                Specify the terms and conditions upon which a Stock Right or Stock Rights may be granted; and

e.                 Adopt any sub-plans applicable to residents of any specified jurisdiction as it deems necessary or appropriate in order to comply with or take advantage of any tax or other laws applicable to the Company or to Plan Participants or to otherwise facilitate the administration of the Plan, which sub-plans may include additional restrictions or conditions applicable to Stock Rights or Shares issuable pursuant to a Stock Right;

provided, however, that all such interpretations, rules, determinations, terms and conditions shall be made and prescribed in the context of preserving the tax status under Section 422 of the Code of those Options which are designated as ISOs. Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Stock Right granted under it shall be final, unless otherwise determined by the Board of Directors, if the Administrator is the Committee. In addition, if the Administrator is the Committee, the Board of Directors may take any action under the Plan that would otherwise be the responsibility of the Committee.

To the extent permitted under applicable law, the Board of Directors or the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any other person selected by it. The Board of Directors or the Committee may revoke any such allocation or delegation at any time.

5.                 ELIGIBILITY FOR PARTICIPATION.

The Administrator will, in its sole discretion, name the Participants in the Plan, provided, however, that each Participant must be an Employee, director or consultant of the Company or of an Affiliate at the time a Stock Right is granted. Notwithstanding the foregoing, the Administrator may authorize the grant of a Stock Right to a person not then an Employee, director or consultant of the Company or of an Affiliate; provided, however, that the actual grant of such Stock Right shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the execution of the Agreement evidencing such Stock Right. ISOs may be granted only to Employees. Non-Qualified Options, Stock Grants and Stock-Based Awards may be granted to any Employee, director or consultant of the Company or an Affiliate. The granting of any Stock Right to any individual shall neither entitle that individual to, nor disqualify him or her from, participation in any other grant of Stock Rights.

6.                 TERMS AND CONDITIONS OF OPTIONS.

Each Option shall be set forth in writing in an Option Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Administrator may provide that Options be granted subject to such terms and conditions, consistent with the terms and conditions specifically required under this Plan, as the Administrator may deem appropriate including, without limitation, subsequent approval by the shareholders of the Company of this Plan or any amendments thereto. The Option Agreements shall be subject to at least the following terms and conditions:

a.                 Non-Qualified Options:   Each Option intended to be a Non-Qualified Option shall be subject to the terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards for any such Non-Qualified Option:

i.                    Option Price:   Each Option Agreement shall state the option price (per share) of the Shares covered by each Option, which option price shall be determined by the Administrator but shall not be less than the Fair Market Value per share of Common Stock.

ii.                Number of Shares:   Each Option Agreement shall state the number of Shares to which it pertains.

iii.            Option Periods:   Each Option Agreement shall state the date or dates on which it first is exercisable and the date after which it may no longer be exercised, provided that each Non Qualified Option shall terminate not more than ten years from the date of the grant. Each Option Agreement may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the occurrence of certain conditions or the attainment of stated goals or events.

iv.              Option Conditions:   Exercise of any Option may be conditioned upon the Participant’s execution of a Share purchase agreement in form satisfactory to the Administrator providing for certain protections for the Company and its other shareholders, including requirements that:

A.              The Participant’s or the Participant’s Survivors’ right to sell or transfer the Shares may be restricted; and

B.               The Participant or the Participant’s Survivors may be required to execute letters of investment intent and must also acknowledge that the Shares will bear legends noting any applicable restrictions.

b.                ISOs:   Each Option intended to be an ISO shall be issued only to an Employee and be subject to the following terms and conditions, with such additional restrictions or changes as the

Administrator determines are appropriate but not in conflict with Section 422 of the Code and relevant regulations and rulings of the Internal Revenue Service:

i.                    Minimum standards:   The ISO shall meet the minimum standards required of Non-Qualified Options, as described in Paragraph 6(a) above.

ii.                Option Price:   Immediately before the ISO is granted, if the Participant owns, directly or by reason of the applicable attribution rules in Section 424(d) of the Code:

A.              10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, the Option price per share of the Shares covered by each ISO shall not be less than 100% of the Fair Market Value per share of the Shares on the date of the grant of the Option; or

B.               More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, the Option price per share of the Shares covered by each ISO shall not be less than 110% of the Fair Market Value on the date of grant.

iii.            Term of Option:   For Participants who own:

A.              10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide; or

B.               More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than five years from the date of the grant or at such earlier time as the Option Agreement may provide.

iv.              Limitation on Yearly Exercise:   The Option Agreements shall restrict the amount of ISOs which may become exercisable in any calendar year (under this or any other ISO plan of the Company or an Affiliate) so that the aggregate Fair Market Value (determined at the time each ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by the Participant in any calendar year does not exceed $100,000.

7.                 TERMS AND CONDITIONS OF STOCK GRANTS.

Each offer of a Stock Grant to a Participant shall state the date prior to which the Stock Grant must be accepted by the Participant, and the principal terms of each Stock Grant shall be set forth in an Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards:

(a)          Each Agreement shall state the purchase price (per share), if any, of the Shares covered by each Stock Grant, which purchase price shall be determined by the Administrator but shall not be less than the minimum consideration required by the Massachusetts General Corporation Law on the date of the grant of the Stock Grant;

(b)         Each Agreement shall state the number of Shares to which the Stock Grant pertains; and

(c)          Each Agreement shall include the terms of any right of the Company to restrict or reacquire the Shares subject to the Stock Grant, including the time and events upon which such rights shall accrue and the purchase price therefor, if any.

8.                 TERMS AND CONDITIONS OF OTHER STOCK-BASED AWARDS.

The Administrator shall have the right to grant other Stock-Based Awards based upon the Common Stock having such terms and conditions as the Administrator may determine, including, without limitation, the grant of Shares based upon certain conditions, the grant of securities convertible into Shares and the grant of stock appreciation rights, phantom stock awards, stock units deferred or otherwise. The principal terms of each Stock-Based Award shall be set forth in an Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company.

9.                 EXERCISE OF OPTIONS AND ISSUE OF SHARES.

An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company or its designee, together with provision for payment of the full purchase price in accordance with this Paragraph for the Shares as to which the Option is being exercised, and upon compliance with any other condition(s) set forth in the Option Agreement. Such notice shall be signed by the person exercising the Option, shall state the number of Shares with respect to which the Option is being exercised and shall contain any representation required by the Plan or the Option Agreement. Payment of the purchase price for the Shares as to which such Option is being exercised shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock having a Fair Market Value equal as of the date of the exercise to the cash exercise price of the Option and held for at least six months, or (c) at the discretion of the Administrator, by having the Company retain from the shares otherwise issuable upon exercise of the Option, a number of shares having a Fair Market Value equal as of the date of exercise to the exercise price of the Option, or (d) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Administrator, or (e) at the discretion of the Administrator, by any combination of (a), (b), (c) and (d) above or (f) at the discretion of the Administrator, payment of such other lawful consideration as the Administrator may determine. Notwithstanding the foregoing, the Administrator shall accept only such payment on exercise of an ISO as is permitted by Section 422 of the Code.

The Company shall then reasonably promptly deliver the Shares as to which such Option was exercised to the Participant (or to the Participant’s Survivors, as the case may be). In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or “blue sky” laws) which requires the Company to take any action with respect to the Shares prior to their issuance. The Shares shall, upon delivery, be fully paid, non-assessable Shares.

The Administrator shall have the right to accelerate the date of exercise of any installment of any Option; provided that the Administrator shall not accelerate the exercise date of any installment of any Option granted to an Employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to Paragraph 27) without the prior approval of the Employee, if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Paragraph 6(b)(iv).

The Administrator may, in its discretion, amend any term or condition of an outstanding Option provided (i) such term or condition as amended is permitted by the Plan, (ii) any such amendment shall be made only with the consent of the Participant to whom the Option was granted, or in the event of the death of the Participant, the Participant’s Survivors, if the amendment is adverse to the Participant, and (iii) any such amendment of any Option shall be made only after the Administrator determines whether such amendment would constitute a “modification” of any Option which is an ISO (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holder of such Option including, but not limited to, pursuant to Section 409A of the Code.

10.          ACCEPTANCE OF STOCK GRANTS AND STOCK-BASED AWARDS AND ISSUE OF SHARES.

A Stock Grant or Stock-Based Award (or any part or installment thereof) shall be accepted by executing the applicable Agreement and delivering it to the Company or its designee, together with provision for payment of the full purchase price, if any, in accordance with this Paragraph for the Shares as to which such Stock Grant or Stock-Based Award is being accepted, and upon compliance with any other conditions set forth in the applicable Agreement. Payment of the purchase price for the Shares as to which such Stock Grant or Stock-Based Award is being accepted shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock held for at least six months and having a Fair Market Value equal as of the date of acceptance of the Stock Grant or Stock Based-Award to the purchase price of the Stock Grant or Stock-Based Award, or (c) at the discretion of the Administrator, by any combination of (a) and (b) above; or (d) at the discretion of the Administrator, payment of such other lawful consideration as the Administrator may determine.

The Company shall then, if required by the applicable Agreement, reasonably promptly deliver the Shares as to which such Stock Grant or Stock-Based Award was accepted to the Participant (or to the Participant’s Survivors, as the case may be), subject to any escrow provision set forth in the applicable Agreement. In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or “blue sky” laws) which requires the Company to take any action with respect to the Shares prior to their issuance.

The Administrator may, in its discretion, amend any term or condition of an outstanding Stock Grant, Stock-Based Award or applicable Agreement provided (i) such term or condition as amended is permitted by the Plan, and (ii) any such amendment shall be made only with the consent of the Participant to whom the Stock Grant or Stock-Based Award was made, if the amendment is adverse to the Participant.

11.          RIGHTS AS A SHAREHOLDER.

No Participant to whom a Stock Right has been granted shall have rights as a shareholder with respect to any Shares covered by such Stock Right, except after due exercise of the Option or acceptance of the Stock Grant or as set forth in any Agreement, and tender of the full purchase price, if any, for the Shares being purchased pursuant to such exercise or acceptance and registration of the Shares in the Company’s share register in the name of the Participant.

12.          ASSIGNABILITY AND TRANSFERABILITY OF STOCK RIGHTS.

By its terms, a Stock Right granted to a Participant shall not be transferable by the Participant other than (i) by will or by the laws of descent and distribution, or (ii) as approved by the Administrator in its discretion and set forth in the applicable Agreement. Notwithstanding the foregoing, an ISO transferred except in compliance with clause (i) above shall no longer qualify as an ISO. The designation of a beneficiary of a Stock Right by a Participant, with the prior approval of the Administrator and in such form as the Administrator shall prescribe, shall not be deemed a transfer prohibited by this Paragraph. Except as provided above, a Stock Right shall only be exercisable or may only be accepted, during the Participant’s lifetime, by such Participant (or by his or her legal representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Stock Right or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon a Stock Right, shall be null and void.

13.          EFFECT ON OPTIONS OF TERMINATION OF SERVICE OTHER THAN FOR CAUSE OR DEATH OR DISABILITY.

Except as otherwise provided in a Participant’s Option Agreement, in the event of a termination of service (whether as an employee, director or consultant) with the Company or an Affiliate before the Participant has exercised an Option, the following rules apply:

a.                 A Participant who ceases to be an employee, director or consultant of the Company or of an Affiliate (for any reason other than termination for Cause, Disability, or death for which events there are special rules in Paragraphs 14, 15, and 16, respectively), may exercise any Option granted to him or her to the extent that the Option is exercisable on the date of such termination of service, but only within such term as the Administrator has designated in a Participant’s Option Agreement.

b.                Except as provided in Subparagraph (c) below, or Paragraph 15 or 16, in no event may an Option intended to be an ISO, be exercised later than three months after the Participant’s termination of employment.

c.                 The provisions of this Paragraph, and not the provisions of Paragraph 15 or 16, shall apply to a Participant who subsequently becomes Disabled or dies after the termination of employment, director status or consultancy; provided, however, in the case of a Participant’s Disability or death within three months after the termination of employment, director status or consultancy, the Participant or the Participant’s Survivors may exercise the Option within one year after the date of the Participant’s termination of service, but in no event after the date of expiration of the term of the Option.

d.                Notwithstanding anything herein to the contrary, if subsequent to a Participant’s termination of employment, termination of director status or termination of consultancy, but prior to the exercise of an Option, the Board of Directors determines that, either prior or subsequent to the Participant’s termination, the Participant engaged in conduct which would constitute Cause, then such Participant shall forthwith cease to have any right to exercise any Option.

e.                 A Participant to whom an Option has been granted under the Plan who is absent from the Company or an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

f.                   Except as required by law or as set forth in a Participant’s Option Agreement, Options granted under the Plan shall not be affected by any change of a Participant’s status within or among the Company and any Affiliates, so long as the Participant continues to be an employee, director or consultant of the Company or any Affiliate.

14.          EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR CAUSE.

Except as otherwise provided in a Participant’s Option Agreement, the following rules apply if the Participant’s service (whether as an employee, director or consultant) with the Company or an Affiliate is terminated for Cause prior to the time that all his or her outstanding Options have been exercised:

a.                 All outstanding and unexercised Options as of the time the Participant is notified his or her service is terminated for Cause will immediately be forfeited.

b.                Cause is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of Cause occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service but prior to the exercise of an Option, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute Cause, then the right to exercise any Option is forfeited.

15.          EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant’s Option Agreement:

a.                 A Participant who ceases to be an employee, director or consultant of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant:

(i)    To the extent that the Option has become exercisable but has not been exercised on the date of Disability; and

(ii)   In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of Disability of any additional vesting rights that would have accrued on the next vesting date had the Participant not become Disabled. The proration shall be based upon the number of days accrued in the current vesting period prior to the date of Disability.

b.                A Disabled Participant may exercise such rights only within the period ending one year after the date of the Participant’s Disability, notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant had not become Disabled and had continued to be an employee, director or consultant or, if earlier, within the originally prescribed term of the Option.

c.                 The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

16.          EFFECT ON OPTIONS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant’s Option Agreement:

a.                 In the event of the death of a Participant while the Participant is an employee, director or consultant of the Company or of an Affiliate, such Option may be exercised by the Participant’s Survivors:

(i)    To the extent that the Option has become exercisable but has not been exercised on the date of death; and

(ii)   In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of death of any additional vesting rights that would have accrued on the next vesting date had the Participant not died. The proration shall be based upon the number of days accrued in the current vesting period prior to the Participant’s date of death.

b.                If the Participant’s Survivors wish to exercise the Option, they must take all necessary steps to exercise the Option within one year after the date of death of such Participant, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not died and had continued to be an employee, director or consultant or, if earlier, within the originally prescribed term of the Option.

17.          EFFECT OF TERMINATION OF SERVICE ON UNACCEPTED STOCK GRANTS.

In the event of a termination of service (whether as an employee, director or consultant) with the Company or an Affiliate for any reason before the Participant has accepted a Stock Grant, such offer shall terminate.

For purposes of this Paragraph 17 and Paragraph 18 below, a Participant to whom a Stock Grant has been offered and accepted under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

In addition, for purposes of this Paragraph 17 and Paragraph 18 below, any change of employment or other service within or among the Company and any Affiliates shall not be treated as a termination of employment, director status or consultancy so long as the Participant continues to be an employee, director or consultant of the Company or any Affiliate.

18.          EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE OTHER THAN FOR CAUSE OR DEATH OR DISABILITY.

Except as otherwise provided in a Participant’s Stock Grant Agreement, in the event of a termination of service (whether as an employee, director or consultant), other than termination for Cause, Disability, or death for which events there are special rules in Paragraphs 19, 20, and 21, respectively, before all forfeiture provisions or Company rights of repurchase shall have lapsed, then the Company shall have the right to cancel or repurchase that number of Shares subject to a Stock Grant as to which the Company’s forfeiture or repurchase rights have not lapsed.

19.          EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE FOR CAUSE.

Except as otherwise provided in a Participant’s Stock Grant Agreement, the following rules apply if the Participant’s service (whether as an employee, director or consultant) with the Company or an Affiliate is terminated for Cause:

a.                 All Shares subject to any Stock Grant that remain subject to forfeiture provisions or as to which the Company shall have a repurchase right shall be immediately forfeited to the Company as of the time the Participant is notified his or her service is terminated for Cause.

b.                Cause is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of Cause occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute Cause, then the Company’s right to repurchase all of such Participant’s Shares shall apply.

20.          EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant’s Stock Grant Agreement, the following rules apply if a Participant ceases to be an employee, director or consultant of the Company or of an Affiliate by reason of Disability: to the extent the forfeiture provisions or the Company’s rights of repurchase have not lapsed on the date of Disability, they shall be exercisable; provided, however, that in the event such forfeiture provisions or rights of repurchase lapse periodically, such provisions or rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant through the date of Disability as would have lapsed had the Participant not become Disabled. The proration shall be based upon the number of days accrued prior to the date of Disability.

The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

21.          EFFECT ON STOCK GRANTS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant’s Stock Grant Agreement, the following rules apply in the event of the death of a Participant while the Participant is an employee, director or consultant of the

Company or of an Affiliate: to the extent the forfeiture provisions or the Company’s rights of repurchase have not lapsed on the date of death, they shall be exercisable; provided, however, that in the event such forfeiture provisions or rights of repurchase lapse periodically, such provisions or rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant through the date of death as would have lapsed had the Participant not died. The proration shall be based upon the number of days accrued prior to the Participant’s death.

22.          PURCHASE FOR INVESTMENT.

Unless the offering and sale of the Shares to be issued upon the particular exercise or acceptance of a Stock Right shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended (the “1933 Act”), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

a.                 The person(s) who exercise(s) or accept(s) such Stock Right shall warrant to the Company, prior to the receipt of such Shares, that such person(s) are acquiring such Shares for their own respective accounts, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing their Shares issued pursuant to such exercise or such grant:

“The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws.”

b.                At the discretion of the Administrator, the Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise or acceptance in compliance with the 1933 Act without registration thereunder.

23.          DISSOLUTION OR LIQUIDATION OF THE COMPANY.

Upon the dissolution or liquidation of the Company, all Options granted under this Plan which as of such date shall not have been exercised and all Stock Grants and Stock-Based Awards which have not been accepted will terminate and become null and void; provided, however, that if the rights of a Participant or a Participant’s Survivors have not otherwise terminated and expired, the Participant or the Participant’s Survivors will have the right immediately prior to such dissolution or liquidation to exercise or accept any Stock Right to the extent that the Stock Right is exercisable or subject to acceptance as of the date immediately prior to such dissolution or liquidation. Upon the dissolution or liquidation of the Company, any outstanding Stock-Based Awards shall immediately terminate unless otherwise determined by the Administrator or specifically provided in the applicable Agreement.

24.          ADJUSTMENTS.

Upon the occurrence of any of the following events, a Participant’s rights with respect to any Stock Right granted to him or her hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in a Participant’s Agreement:

a.      Stock Dividends and Stock Splits.   If (i) the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock, the number of shares of Common Stock deliverable upon the exercise of an Option or acceptance of a Stock Grant shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made including, in the purchase price per share, to reflect such events. The number of Shares subject to the limitations in Paragraph 3(a) and 4(c) shall also be proportionately adjusted upon the occurrence of such events.

b.      Corporate Transactions.   If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company’s assets other than a transaction to merely change the state of incorporation (a “Corporate Transaction”), the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the “Successor Board”), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the Shares then subject to such Options either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that all Options must be exercised (all Options being made fully exercisable for purposes of this Subparagraph), within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or (iii) terminate all Options in exchange for a cash payment equal to the excess of the Fair Market Value of the Shares subject to such Options (all Options being made fully exercisable for purposes of this Subparagraph), over the exercise price thereof.

With respect to outstanding Stock Grants, the Administrator or the Successor Board, shall either (i) make appropriate provisions for the continuation of such Stock Grants on the same terms and conditions by substituting on an equitable basis for the Shares then subject to such Stock Grants either the consideration payable with respect to the outstanding Shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) terminate all Stock Grants in exchange for a cash payment equal to the excess of the Fair Market Value of the Shares subject to such Stock Grants over the purchase price thereof, if any. In addition, in the event of a Corporate Transaction, the Administrator may waive any or all Company forfeiture or repurchase rights with respect to outstanding Stock Grants.

c.      Recapitalization or Reorganization.   In the event of a recapitalization or reorganization of the Company other than a Corporate Transaction pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising an Option or accepting a Stock Grant after the recapitalization or reorganization shall be entitled to receive for the purchase price paid upon such exercise or acceptance of the number of replacement securities which would have been received if such Option had been exercised or Stock Grant accepted prior to such recapitalization or reorganization.

d.      Adjustments to Stock-Based Awards.   Upon the happening of any of the events described in Subparagraphs a, b or c above, any outstanding Stock-Based Award shall be appropriately adjusted to reflect the events described in such Subparagraphs. The Administrator or the Successor Board shall determine the specific adjustments to be made under this Paragraph 24, including, but not limited to the effect if any, of a Change of Control and, subject to Paragraph 4, its determination shall be conclusive.

e.      Modification of ISOs.   Notwithstanding the foregoing, any adjustments made pursuant to Subparagraph a, b or c above with respect to ISOs shall be made only after the Administrator determines whether such adjustments would constitute a “modification” of such ISOs (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Administrator determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs, it may refrain from making such adjustments, unless the holder of an ISO specifically requests in writing that such adjustment be made and such writing indicates that the holder has full knowledge of the consequences of such “modification” on his or her income tax treatment with respect to the ISO. This paragraph shall not apply to the acceleration of the vesting of any ISO that would cause any portion of the ISO to violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Paragraph 6b(iv).

25.          ISSUANCES OF SECURITIES.

Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Stock Rights. Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company prior to any issuance of Shares pursuant to a Stock Right.

26.          FRACTIONAL SHARES.

No fractional shares shall be issued under the Plan and the person exercising a Stock Right shall receive from the Company cash in lieu of such fractional shares equal to the Fair Market Value thereof.

27.          CONVERSION OF ISOs INTO NON-QUALIFIED OPTIONS; TERMINATION OF ISOs.

The Administrator, at the written request of any Participant, may in its discretion take such actions as may be necessary to convert such Participant’s ISOs (or any portions thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the Participant is an employee of the Company or an Affiliate at the time of such conversion. At the time of such conversion, the Administrator (with the consent of the Participant) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Administrator in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any Participant the right to have such Participant’s ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Administrator takes appropriate action. The Administrator, with the consent of the Participant, may also terminate any portion of any ISO that has not been exercised at the time of such conversion.

28.          WITHHOLDING.

In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act (“F.I.C.A.”) withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Participant’s salary, wages or other remuneration in connection with the exercise or acceptance of a Stock Right or in connection with a Disqualifying Disposition (as defined in Paragraph 29) or upon the lapsing of any forfeiture provision or right of repurchase or for any other reason required by law, the Company may withhold from the Participant’s compensation, if any, or may require that the Participant advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Participant, the statutory minimum amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company’s Common Stock is authorized by the Administrator (and permitted by law). For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner provided in Paragraph 1 above, as of the most recent practicable date prior to the date of exercise. If the fair market value of the shares withheld is less than the amount of payroll withholdings required, the Participant may be required to advance the difference in cash to the Company or the Affiliate employer. The Administrator in its discretion may condition the exercise of an Option for less than the then Fair Market Value on the Participant’s payment of such additional withholding.

29.          NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.

Each Employee who receives an ISO must agree to notify the Company in writing immediately after the Employee makes a Disqualifying Disposition of any shares acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is defined in Section 424(c) of the Code and includes any disposition (including any sale or gift) of such shares before the later of (a) two years after the date the Employee was granted the ISO, or (b) one year after the date the Employee acquired Shares by exercising the ISO, except as otherwise provided in Section 424(c) of the Code. If the Employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

30.          TERMINATION OF THE PLAN.

The Plan will terminate on September 4, 2016, 10 years from the date of the adoption of the Plan by the Board, the date which is ten years from the earlier of the date of its adoption by the Board of Directors and the date of its approval by the shareholders of the Company. The Plan may be terminated at an earlier date by vote of the shareholders or the Board of Directors of the Company; provided, however, that any such earlier termination shall not affect any Agreements executed prior to the effective date of such termination.

31.          AMENDMENT OF THE PLAN AND AGREEMENTS.

The Plan may be amended by the shareholders of the Company. The Plan may also be amended by the Administrator, including, without limitation, to the extent necessary to qualify any or all outstanding Stock Rights granted under the Plan or Stock Rights to be granted under the Plan for favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code, and to the extent necessary to qualify the shares issuable upon exercise or acceptance of any outstanding Stock Rights granted, or Stock Rights to be granted, under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers. In addition, if Nasdaq amends its corporate governance rules so that such rules no longer require stockholder approval of “material amendments” of equity compensation plans, then, from and after the effective date of such an amendment to the Nasdaq rules, no amendment of the Plan which (i) materially increases the number of shares to be issued under the Plan (other than to reflect a reorganization, stock split, merger, spinoff or similar transaction); (ii) materially increases the benefits to Participants, including any material change to: (a) permit a repricing (or decrease in exercise price) of outstanding Options, (b) reduce the price at which Shares or Options may be offered, or (c) extend the duration of the Plan; (iii) materially expands the class of Participants eligible to participate in the Plan; or (iv) expands the types of awards provided under the Plan shall become effective unless stockholder approval is obtained. Any amendment approved by the Administrator which the Administrator determines is of a scope that requires shareholder approval shall be subject to obtaining such shareholder approval. Any modification or amendment of the Plan shall not, without the consent of a Participant, adversely affect his or her rights under a Stock Right previously granted to him or her. With the consent of the Participant affected, the Administrator may amend outstanding Agreements in a manner which may be adverse to the Participant but which is not inconsistent with the Plan. In the discretion of the Administrator, outstanding Agreements may be amended by the Administrator in a manner which is not adverse to the Participant.

32.          EMPLOYMENT OR OTHER RELATIONSHIP.

Nothing in this Plan or any Agreement shall be deemed to prevent the Company or an Affiliate from terminating the employment, consultancy or director status of a Participant, nor to prevent a Participant from terminating his or her own employment, consultancy or director status or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.

33.          GOVERNING LAW.

This Plan shall be construed and enforced in accordance with the law of The Commonwealth of Massachusetts.

APPENDIX B

ImmunoGen, Inc.

BY-LAWS

AMENDED AS OF NOVEMBER 2, 2005

ImmunoGen, Inc.

BY-LAWS

ARTICLE I—Stockholders

Section 1.1   Place and Conduct of Meetings.   All meetings of the stockholders shall be held either at the principal office of the corporation or at such other place as is determined by the Board of Directors and stated in the notice of meeting.

The Chairman of the Board of Directors or, in his absence, the Chief Executive Officer of the Corporation or, in his absence, the President or, in his absence, such person as the Board of Directors may have designated, shall call to order any meeting of the stockholders and shall preside at and act as chairman of the meeting. In the absence of the Secretary of the Corporation, the secretary of the meeting shall be such person as the chairman of the meeting appoints. The chairman of any meeting of stockholders shall determine the order of business and the procedures at the meeting, including such regulation of the manner of voting and the conduct of discussion as he or she deems to be appropriate. The chairman of any meeting of stockholders shall have the power to adjourn the meeting to another place and time. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at the meeting shall be announced at the meeting.

Section 1.2   Annual Meetings.   The annual meeting of the stockholders entitled to vote shall be held at 10 o’clock in the forenoon (or at such other time as is determined by the Board of Directors and stated in the notice) on any date, as determined by the Board of Directors, that is within six (6) months after the end of the corporation’s fiscal year. The purposes for which an annual meeting may be held, in addition to those prescribed by law, by the Articles of Organization and by these By-Laws, may be specified by the President, the Chief Executive Officer or the Board of Directors. At the annual meeting any business may be transacted whether or not the notice of such meeting shall have contained a reference thereto, except where such a reference is required by law, the Articles of Organization or these By-Laws.

If such annual meeting is not held on the date fixed, or by adjournment therefrom, a special meeting of the stockholders shall be held in place thereof, and any business transacted or elections held at such a special meeting shall have the same force and effect as if transacted or held at the annual meeting. Any such special meeting shall be called as provided in Section 1.3 of this Article I.

Section 1.3   Special Meetings.   Subject to the rights of the holders of any class or series of Preferred Stock of the Corporation, special meetings of the stockholders entitled to vote may be called by the President or the Board of Directors, and shall be called by the Secretary, or in case of the death, absence, incapacity or refusal of the Secretary, by any other officer, or upon written application of one or more stockholders who hold at least forty percent (40%) in interest of the capital stock entitled to vote at the meetings. The call for the meeting shall state the day, hour, place and purposes of the meeting.

Section 1.4   Notice of Meetings.   A written or printed notice of every meeting of stockholders, stating the place, date and hour thereof, and the purposes for which the meeting is called, shall be given by the Secretary or other person calling the meeting, at least seven but no more than 60 days before the meeting, to each stockholder entitled to vote thereat and to each stockholder who, under the Articles of Organization or these By-Laws, is entitled to such notice, by leaving such notice with him, at his usual place of business or residence, by mailing such notice postage prepaid and addressed to him at his address as it appears upon the books of the corporation, or by electronic transmission directed to such stockholder at an address given to the corporation by the stockholder or otherwise in such manner as the stockholder shall have specified to the corporation, including by facsimile transmission, electronic mail or posting on an electronic network. Whenever notice of a meeting of the stockholders is required to be given to any stockholder, a written waiver thereof, executed before or after the meeting by such stockholder or his attorney thereunto authorized and filed with the records of the meeting, shall be deemed equivalent to such notice. Any person authorized to give notice of any such meeting may make affidavit of such notice, which, as to the facts therein stated, shall be conclusive. It shall be the duty of every stockholder to furnish his current address to the Secretary of the corporation or to the transfer agent, if any, of the class of stock owned by him.

Every stockholder who is present at a meeting (whether in person or by proxy) shall be deemed to have waived notice thereof; provided, however, that in the absence of his waiver in writing, a stockholder may expressly reserve his objection to the transaction of any business as to which requisite notice was not given to him and on which he does not vote.

Section 1.5   Quorum of Stockholders.   The holders of a majority in interest of all stock issued, outstanding and entitled to vote at a meeting shall constitute a quorum; except that, if two or more classes of stock are outstanding and entitled to vote as separate classes, then in the case of each such class, a quorum shall consist of the holders of a majority in interest of the stock of that class issued, outstanding and entitled to vote. The announcement of a quorum by the officer presiding at the meeting shall constitute a conclusive determination that a quorum is present. The absence of such an announcement shall have no significance. The stockholders present at a duly organized meeting may continue to transact business until adjournment of the meeting notwithstanding the withdrawal of one or more stockholders so as to leave less than a quorum.

Section 1.6   Adjournments.   Any meeting of the stockholders may be adjourned to any other time and to any other place by the stockholders present or represented at the meeting, although less than a quorum, or by any officer entitled to preside or to act as Secretary of such meeting if no stockholder is present. It shall not be necessary to notify any stockholder of any adjournment. Any business which could have been transacted at any meeting of the stockholders as originally called may be transacted at any adjournment thereof.

Section 1.7   Votes and Proxies.   At all meetings of the stockholders, each stockholder shall have one vote for each share of stock having voting power registered in such stockholder’s name, and a proportionate vote for a fractional share, unless otherwise provided by the Articles of Organization or in these By-Laws. Scrip shall not carry any right to vote unless otherwise provided therein but if scrip provides for the right to vote, such voting shall be on the same basis as fractional shares. Absent stockholders may vote by proxy. No proxy which is dated more than eleven months before the meeting named therein shall be accepted, and no proxy shall be valid after the final adjournment of such meeting. Proxies need not be sealed or attested. A proxy with respect to stock held in the name of two or more persons shall be valid if executed by one of them unless at or prior to exercise of the proxy the corporation receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of the stockholder shall be deemed valid unless challenged at or prior to its exercise.

Section 1.8   Action at Meeting.   When a quorum is present, the holders of a majority of the stock present or represented and voting on a matter (or if there are two or more classes of stock entitled to vote as separate classes, then in the case of each such class, the holders of a majority of the stock of that class present or represented and voting on a matter), except where a larger vote is required by law, the Articles of Organization or these By-Laws, shall decide any matter to be voted on by the stockholders. Any election by stockholders shall be determined by a plurality of the votes cast by the stockholders entitled to vote at the election. No ballot shall be required for such election unless requested by a stockholder present or represented at the meeting and entitled to vote in the election. The corporation shall not directly or indirectly vote any share of its stock.

Section 1.9   Inspectors of Elections.   Two inspectors may be appointed by the Board of Directors before or at each meeting of stockholders, or, if no such appointment shall have been made, the presiding officer may make such appointment at the meeting. At the meeting for which they are appointed, such inspectors shall open and close the polls, receive and take charge of the proxies and ballots, and decide all questions touching on the qualifications of voters, the validity of proxies and the acceptance and rejection of votes. If any inspector previously appointed shall fail to attend or refuse or be unable to serve, the presiding officer shall appoint an inspector in his place.

Section 1.10   Action without Meeting.   Any action required or permitted to be taken at any meeting of stockholders may be taken without a meeting if all stockholders entitled to vote on the matter consent to the action in writing and the written consents are filed with the records of the meetings of stockholders. Such consents shall be treated for all purposes as a vote at a meeting.

Section 1.11   Notice of Stockholder Business and Nominations.

A. Annual Meetings of Stockholders.

Nominations of persons for election to the Board of Directors and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (a) pursuant to the corporation’s notice of meeting, (b) by or at the direction of the Board of Directors or (c) by any stockholder of the corporation who was a stockholder of record at the time of giving of notice provided for in this Section, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section.

B.                Special Meetings of Stockholders.

Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the notice of meeting given pursuant to Section A above. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected (a) by or at the direction of the Board of Directors or (b) provided that the Board of Directors has determined that directors shall be elected at such meeting, by any stockholder of the corporation who is a stockholder of record at the time of giving of notice provided for in this Section, who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in this Section.

C.               Certain Matters Pertaining to Stockholder Business and Nominations.

(1)   For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (c) of paragraph A of this Section or a special meeting pursuant to paragraph B of this Section, (1) the stockholder must have given timely notice thereof in writing to the Secretary of the corporation, (2) such other business must otherwise be a proper matter for stockholder action under the Massachusetts Business Corporation Act, (3) if the stockholder, or the beneficial owner on whose behalf any such proposal or nomination is made, has provided the corporation with a Solicitation Notice, as that term is defined in this paragraph, such stockholder or beneficial owner must, in the case of a proposal, have delivered a proxy statement and form of proxy to holders of at least the percentage of the corporation’s voting shares required under applicable law to carry any such proposal, or, in the case of a nomination or nominations, have delivered a proxy statement and form of proxy to holders of a percentage of the corporation’s voting shares reasonably believed by such stockholder or beneficial holder to be sufficient to elect the nominee or nominees proposed to be nominated by such stockholder, and must, in either case, have included in such materials the Solicitation Notice and (4) if the stockholder, or the beneficial owner on whose behalf any such proposal or nomination is made, has not provided the corporation with a Solicitation Notice, the stockholder or beneficial owner proposing such business or nomination must not have previously solicited such number of proxies that would have required the delivery of a Solicitation Notice pursuant to the requirements of this Section. To be timely, a stockholder’s notice pertaining to an annual meeting shall be delivered to the Secretary at the principal executive offices of the corporation not less than forty-five (45) or more than seventy-five (75) days prior to the first anniversary (the “Anniversary”) of the date on which the corporation first mailed its proxy materials for the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than thirty (30) days after the anniversary date of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the ninetieth (90) day prior to such annual meeting and not later than the close of business on the later of the sixtieth (60th) day prior to such annual meeting or the close of business on the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the corporation. Such stockholder’s notice for an annual meeting or a special meeting shall set forth: (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case, pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the corporation’s books, and of such beneficial owner, (ii) the class and number of shares of the corporation that are owned beneficially and held of record by such stockholder and such beneficial owner, and (iii) whether either such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of, in the case of a proposal, at least the percentage of the corporation’s voting shares required under applicable law to carry the proposal or, in the case of a nomination or nominations, a sufficient number of holders of the corporation’s voting shares to elect such nominee or nominees (an affirmative statement of such intent, a “Solicitation Notice”).

(2)   Notwithstanding anything in the second sentence of paragraph C (1) of this Section to the contrary, in the event that the number of directors to be elected to the Board of Directors of the corporation is increased and there is no public announcement by the corporation naming all of the nominees for director or specifying the size of the increased Board of Directors at least fifty-five (55) days prior to the Anniversary (or, if the annual meeting is held more than thirty (30) days before or sixty (60) days after the first anniversary of the preceding year’s annual meeting, at least seventy (70) days prior to such annual meeting), a stockholder’s notice required by this Section shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive office of the corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the corporation.

(3)   In the event the corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder may nominate a person or persons (as the case may be), for election to such position(s) as specified in the corporation’s notice of meeting, if the stockholder’s notice required by paragraph C(1) of this Section shall be delivered to the Secretary at the principal executive offices of the corporation not earlier than the ninetieth (90th) day prior to such special meeting nor later than the close of business on the later of the sixtieth (60th) day prior to such special meeting, or the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting.

D.              General.

(1)   Only such persons who are nominated in accordance with the procedures set forth in this Section shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section. Except as otherwise provided by law or these By-Laws, the chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section and, if any proposed nomination or business is not in compliance herewith, to declare that such defective proposal or nomination shall be disregarded.

(2)   For purposes of this Section, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

(3)   Notwithstanding the foregoing provisions of this Section, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth herein. Nothing in this Section shall be deemed to affect any rights of stockholders to request inclusion of proposals in the corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

ARTICLE II—Officers and Directors

Section 2.1   Elections.   The corporation shall have a Board of Directors consisting of such number (but not less than the minimum number required by law) as may be fixed by the stockholders, which number may be enlarged by vote of a majority of the Directors then in office and the vacancies so created shall be filled as set forth in Section 2.3 below. The Corporation shall have a President, a Treasurer and a Secretary. At each annual meeting, the stockholders shall fix the number of Directors to be elected, and shall elect the Board of Directors. At any meeting, the stockholders may increase or decrease the number of Directors within the limits above specified. The President, the Treasurer and the Secretary shall be elected annually by the Directors at their first meeting following the annual meeting of the stockholders. The Board of Directors may, from time to time, elect or appoint such other officers as it may determine, including a Chairman of the Board, one or more Vice-Presidents, one or more Assistant Treasurers, and one or more Assistant Secretaries.

No officer or director need be a stockholder. The Chairman of the Board shall be elected by and from the Board of Directors, but no other officer need be a Director. Two or more offices may be held by any person.

If required by vote of the Board of Directors, an officer shall give bond to the corporation for the faithful performance of his duties, in such form and amount and with such sureties as the Board of Directors may determine. The premiums for such bonds shall be paid by the corporation.

Section 2.2   Tenure, Resignation and Removal.   Each Director shall hold office until the next annual meeting of the stockholders and until his successor is elected and qualified or until he sooner dies, resigns, is removed or becomes disqualified. The President, the Treasurer and the Secretary shall each hold office until the first meeting of the Board of Directors following the next annual meeting of the stockholders and until his successor is elected or appointed and qualified, or until he dies, resigns, is removed or becomes disqualified; and all other officers shall hold office until the first meeting of the Board of Directors following the next annual meeting of the stockholders unless a shorter term is specified in the vote electing or appointing them.

Any Director or officer may resign by giving written notice of his resignation to the Chairman of the Board, President, or Secretary, or to the Board of Directors at a meeting of the Board, and such resignation shall become effective at the time specified therein, or, if none is specified, upon receipt. Unless otherwise specified in the resignation, its acceptance shall not be necessary to make it effective. Any Director may at any time be removed with or without cause by the affirmative vote of the holders of a majority in interest of the capital stock issued and outstanding and entitled to vote; provided, that a Director of a class elected by a particular class of stockholders may be removed only by the affirmative vote of the holders of a majority in interest of the stock of such class. A Director may also be removed from office with cause by vote of a majority of the Directors then in office. Any officer may at any time be removed with or without cause by vote of a majority of the Directors then in office. A Director or officer may be removed for cause only after a reasonable notice and opportunity to be heard before the body proposing to remove him.

Section 2.3   Vacancies.   Any vacancy in the office of Director may be filled by the stockholders at a meeting called for the purpose. Pending action by the stockholders, such vacancy may also be filled by vote of the Board of Directors or by appointment by all of the directors if less than a quorum shall remain in office. Any vacancy in the position of any officer may be filled by the Board of Directors; and during the absence or inability to act of an officer, the Board of Directors may by vote appoint a person to perform the duties of such officer.

Section 2.4   Compensation.   Directors may be paid such compensation for their services and such reimbursement for expenses and attendance at meetings as the Board of Directors may from time to time determine. No such payment shall preclude any Director from serving the corporation in any other capacity and receiving compensation therefor. The Board of Directors may fix the compensation of all officers of the corporation and may authorize any officer upon whom the powers of appointing subordinate officers may have been conferred to fix the compensation of such subordinate officers.

ARTICLE III—Board of Directors

Section 3.1   Powers.   The Board of Directors may exercise all the powers of the corporation except such as are required by law or by the Articles of Organization or these By-Laws to be otherwise exercised, and shall have the general direction, control and management of the property and business of the corporation. All property of the corporation, which shall be in the custody of the Board of Directors, shall be subject at all times to inspection by the President and the Treasurer or either of them. Unless otherwise provided by law, the Board of Directors shall have power to purchase and to lease, pledge, mortgage and sell such property (including the stock of the corporation) and to make such contracts and agreements as they deem advantageous, to fix the price to be paid for or in connection with any property or rights purchased, sold, or otherwise dealt with by the corporation, to borrow money, issue bonds, notes and other obligations of the corporation, and to secure payment thereof by the mortgage or pledge of all or any part of the property of the corporation. The Board of Directors may determine the duties, in addition to those prescribed by these By-Laws, of all officers, agents and employees of the corporation.

Section 3.2   Meetings.   Meetings of the Directors may be held at any place within or outside the Commonwealth of Massachusetts.

Section 3.2.1   Regular Meetings.   Regular meetings of the Board of Directors may be held without call or notice at such places and at such times as the Directors may from time to time determine, provided that any Director who is absent when such determination is made shall be given notice of the determination. A regular meeting of the Board of Directors may be held without a call or notice at the same place as the annual meeting of stockholders, or the special meeting held in lieu thereof, following such meeting of stockholders.

Section 3.2.2   Special Meetings.   Special Meetings of the Board of Directors may be called by the Chairman of the Board, the President, a Vice-President, the Treasurer or any two or more Directors. Notice of the time and place of all special meetings shall be given by the Secretary or the officer or Directors calling the meeting. Notice may be given orally, by telephone, telecopy, telegraph or in writing; and notice shall be sufficient if given in time to enable the Director to attend, or in any case if sent by mail, by electronic transmission, telecopy or telegraph at least two days before the meeting, addressed to a Director’s usual or last known place of business or residence or by delivering such notice by electronic transmission directed to such director at an address given to the corporation by the director or otherwise in such manner as the director shall have specified to the corporation, including by facsimile transmission, electronic mail or posting on an electronic network. No notice of any meeting of the Board of Directors need be given to any Director if such Director, by a writing filed with the records of the meeting (and whether executed before or after such meeting), waives such notice, or if such Director attends the meeting without protesting prior thereto or at its commencement the lack of notice to him.

Section 3.3   Quorum of and Action by Directors.   At any meeting of the Board of Directors a majority of the number of Directors then in office but in no event less than two shall constitute a quorum, but a lesser number may adjourn any meeting from time to time without further notice. Unless otherwise provided by law or by the Articles of Organization or by these By-Laws, business may be transacted by a majority of the Directors then present at any meeting at which there is a quorum. Unless otherwise provided by law or by the Articles of Organization or by these By-Laws, any action required or permitted to be taken, at any meeting of the Directors may be taken without a meeting if all the Directors consent to the action in writing (including a telecopied consent) and the written consents are filed with the records of the meetings of Directors. Such consents shall be treated for all purposes as a vote at a meeting. Directors may participate in a meeting of the Board of Directors or a meeting of any Committee of the Board of Directors by means of a conference telephone call or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time and participation by such means shall constitute presence in person at a meeting.

Section 3.4   Committees of Directors.   The Board of Directors may, by affirmative vote of a simple majority of the Directors then constituting a full board, elect from its membership an Executive Committee and such other committees as it may determine and may delegate to any such committee or committees some or all of its powers except those which, by law, the Articles of Organization or these By-Laws, it is prohibited from delegating. Except as the Directors may otherwise determine, any such committee may make rules for the conduct of its business, but unless otherwise provided by the Directors or in such rules, its business shall be conducted as nearly as may be in the manner as is provided by these By-Laws for the Directors.

Section 3.5   Scientific Advisory Board.   The Board of Directors may appoint a Scientific Advisory Board to perform such functions and to be paid such compensation as the Board of Directors may determine. It is intended that such a Scientific Advisory Board will consist of highly qualified scientists in the fields of cellular immunology, protein biochemistry, pharmacology and such other fields as the Board of Directors may from time to time determine to be appropriate.

ARTICLE IV—Executive Officers

Section 4.1   Chairman of the Board.   The Chairman of the Board, if any, shall preside at all meetings of the Board of Directors, and shall have such authority and perform such duties, as the Board of Directors may from time to time determine.

Section 4.2   President and Vice Presidents.   Unless the Board of Directors otherwise determines, the President shall be the Chief Executive Officer of the corporation. Except for meetings at which the Chairman of the Board, if any, presides in accordance with Section 4.1, the President shall, if present, preside at all meetings of stockholders and of the Board of Directors. He shall, subject to the control and direction of the Board of Directors, have general supervision and control over the business of the corporation, except as otherwise provided by these By-Laws; and he shall have and perform such other powers and duties as may be prescribed by these By-Laws or from time to time be determined by the Board of Directors. The Vice Presidents, in the order of their election, or in such other order as the Board of Directors may determine by specific vote or by title, shall have and perform the power and duties of the President (or such of them as the Board of Directors may determine) whenever the President is absent or unable to act. The Vice Presidents shall also have such other powers and duties as may from time to time be determined by the Board of Directors.

Section 4.3   Treasurer and Assistant Treasurers.   The Treasurer shall, subject to the control and direction of the Board of Directors, have and perform such powers and duties as may be prescribed in these By-Laws or from time to time be determined by the Board of Directors. He shall have custody of all moneys, obligations, contracts and other valuable documents of the corporation except his own bond and the record books, and shall collect all moneys from time to time due and owing to the corporation and disburse the same pursuant to the contracts and obligations of the corporation or the order of the Board of Directors or stockholders. He shall keep accurate books of account of all the transactions of the corporation. All property of the corporation in his custody shall be subject at all times to the inspection and control of the Board of Directors. Unless otherwise voted by the Board of Directors, each Assistant Treasurer shall have and perform the powers and duties of the Treasurer whenever the Treasurer is absent or unable to act, and may at any time exercise such of the powers of the Treasurer, and such other powers and duties, as may from time to time be determined by the Board of Directors.

Section 4.4   Secretary and Assistant Secretaries.   The Secretary shall be a resident of Massachusetts unless the corporation has a resident agent appointed for the purpose of service of process. He shall have and perform the powers and duties prescribed in these By-Laws, and such other powers and duties as may from time to time be determined by the Board of Directors. He shall attend all meetings of the stockholders and shall record upon the record book of the corporation all votes of the corporation and minutes of the proceedings at such meetings. He shall have custody of the record books of the corporation. Any Assistant Secretary shall have such powers as the Directors may from time to time designate. In the absence of the Secretary from any meeting of stockholders, an Assistant Secretary, if one be elected, or a Temporary Secretary designated by the person presiding at the meeting, shall perform the duties of the Secretary. The Secretary, or, in his absence, another designee of the Chairman of the Board, shall attend all meetings of the Directors and shall record all votes of the Board of Directors and minutes of the proceedings at such meetings. He shall notify the Directors of their meetings, and shall have and perform such other powers and duties as may from time to time be determined by the Board of Directors.

ARTICLE V—Capital Stock

Section 5.1   Certificates of Stock.   Each stockholder shall be entitled to a certificate of the capital stock of the corporation owned by him. All certificates for shares of stock of the corporation shall state the number and class of shares evidenced thereby (and designate the series, if any), shall be signed by the President or a Vice President and either the Treasurer or an Assistant Treasurer, may (but need not) bear the seal of the corporation and shall contain such further statements as shall be required by law. The Board of Directors may determine the form of certificates of stock except insofar as prescribed by law or by these By-Laws, and may provide for the use of facsimile signatures thereon to the extent permitted by law. If the corporation is authorized to issue more than one class or series of stock, every stock certificate issued while it is so authorized shall set forth upon the face or back thereof either:

(a)   The full text of the preferences, voting powers, qualifications and special and relative rights of the shares of each class and series, if any, authorized to be issued as set forth in the Articles of Organization; or

(b)   a statement of the existence of such preferences, powers, qualifications and rights, and a statement that the Corporation will furnish a copy thereof to the holder of such certificate upon written request and without charge.

Section 5.2   Transfers.   The transfer of all shares of stock in the corporation shall be subject to the restrictions, if any, imposed by the Articles of organization, these By-Laws or any agreement to which the corporation is a party. Every certificate for shares which are subject to any such restrictions on transfer shall have the restrictions noted conspicuously on the certificate and shall also set forth upon the face or back thereof either the full text of the restriction or a statement of the existence of such restriction and a statement that the corporation will furnish a copy thereof to the holder of such certificate upon written request and without charge. Subject to any such restrictions, title to a certificate of stock and to the shares represented thereby shall be transferable on the books of the corporation (except when closed as provided by these By-Laws) upon surrender of the certificates therefor duly endorsed, or accompanied by a separate document containing an assignment of the certificate or a power of attorney to sell, assign or transfer the same, or the shares represented thereby, signed by the person appearing by the certificate to be the owner of the shares represented thereby, with all such endorsements or signatures verified if required by the corporation; but the person registered on the books of the corporation as the owner of the shares shall have the exclusive right to receive dividends thereon and to vote thereon as such owner, shall be held liable for such calls and assessments as may lawfully be made thereon, and except only as may be required by law, may in all respects be treated by the corporation as the exclusive owner thereof. It shall be the duty of each stockholder to notify the corporation of his address.

Section 5.3   Fixing Record Date.   The Board of Directors may fix in advance a time of not more than seventy days preceding the date of any meeting of stockholders or the date for payment of any dividend or the making of any distribution to stockholders, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital stock shall go into effect, or the last day on which the consent or dissent of stockholders may be effectively expressed for any purpose, as the record date for determining the stockholders having the right to notice of and to vote at such meeting and any adjournment thereof, or the right to receive such dividend or distribution, to receive such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of capital stock, or the right to give such consent or dissent, and in such case, only stockholders of record on such record date shall have such right, notwithstanding any transfer of stock on the books of the corporation after the record date; or without fixing such record date the Board of Directors may, for any such purposes, close the transfer books for all or any part of such seventy-day period.

If no record date is fixed and the transfer books are not closed:

(a)   the record date for determining stockholders having the right to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given.

(b)   the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors acts with respect thereto.

Section 5.4   Lost, Mutilated or Destroyed Certificates.   In case any certificate of stock of the corporation shall be lost or destroyed, a new certificate may be issued in place thereof on reasonable evidence of such loss or destruction, and upon the giving of such indemnity as the Board of Directors may require for the protection of the corporation or any transfer agent or registrar. In case any certificate shall be mutilated, a new certificate may be issued in place thereof upon such terms as the Board of Directors may prescribe.

Section 5.5   Issue of Stock.   Unless otherwise voted by the incorporators or stockholders, the whole or any part of any unissued balance of the authorized capital stock of the corporation may be issued or disposed of by vote of the Board of Directors in such manner, for such consideration and on such terms as the Board of Directors may determine.

Section 5.6   Dividends.   Subject to any applicable provisions of the Articles of Organization and pursuant to law, dividends upon the capital stock of the corporation may be declared by the Board of Directors at any regular or special meeting. Dividends may be paid in cash, in property or in shares of the capital stock, Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the Board of Directors may from time to time, in the absolute discretion of the Board, think proper as a reserve fund to meet contingencies, for equalizing dividends, for repairing or maintaining any property of the corporation, for working capital or for such other purposes as the Board of Directors shall think conducive to the interests of the corporation.

ARTICLE VI—MISCELLANEOUS PROVISIONS

Section 6.1   Fiscal Year.   The fiscal year of the corporation shall end on the last day of June.

Section 6.2   Seal.   The seal of the corporation shall bear its name, the word “Massachusetts” and the year of its incorporation; and may bear such other device or inscription as the Board of Directors may determine.

Section 6.3   Execution of Instruments.   All deeds, lease, transfers, contracts, bonds, notes, checks, drafts and other obligations for the payment of money made, accepted or endorsed by the corporation shall be executed on behalf of the corporation by such person, or persons, as may be authorized from time to time by vote of the Board of Directors.

Section 6.4   Contributions.   The Board of Directors shall have authority to make donations from the funds of the corporation, in such amounts as the Board of Directors may determine to be reasonable and irrespective of corporate benefit, for the public welfare or for community fund, hospital, charitable, religious, educational, scientific, civic or similar purposes, and in time of war or other natural emergency in aid thereof.

Section 6.5   Evidence of Authority.   A certificate by the Secretary and Assistant Secretary, or a Temporary Secretary, as to any action taken by the stockholders, Board of Directors, any Committee of the Board of Directors or any officer or representative of the corporation shall, as to all persons who rely thereon in good faith, be conclusive evidence of such action. The exercise of any power which, by law or under these By-Laws or under any vote of the stockholders or of the Board of Directors, may be exercised in case of absence or any other contingency, shall bind the corporation in favor of anyone relying thereon in good faith, whether or not the absence or contingency existed.

Section 6.6   Indemnification of Officers, Directors and Members of Scientific Advisory Board.   The corporation shall indemnify and hold harmless each person, now or hereafter an officer or Director of the corporation, or a member of the Scientific Advisory Board from and against any and all claims and liabilities to which he may be or become subject by reason of his being or having been an officer, Director or member of the Scientific Advisory Board of the corporation or by reason of his alleged acts or omissions as an officer, Director or member of the Scientific Advisory Board of the corporation, and shall indemnify and reimburse each such officer, Director and member of the Scientific Advisory Board against and for any and all legal and other expenses reasonably incurred by him in connection with any such claim and liabilities, actual or threatened, whether or not at or prior to the time which so indemnified, held harmless and reimbursed he has ceased to be an officer, Director or member of the Scientific Advisory Board of the corporation, except with respect to any matter as to which such officer, Director or member of the Scientific Advisory Board of the corporation shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his action was in the best interest of the corporation; provided, however, that prior to such final adjudication the corporation may compromise and settle any such claims and liabilities and pay such expenses, if such settlement or payment or both appears, in the judgment of a majority of those members of the Board of Directors who are not involved in such matters, to be for the best interest of the corporation as evidenced by a resolution to that effect adopted after receipt by the corporation of a written opinion of counsel for the corporation, that, based on the facts available to such counsel, such officer, Director or member of the Scientific Advisory Board of the corporation has not been guilty of acting in a manner that would prohibit indemnification.

Such indemnification may include payment by the corporation of expenses incurred in defending a civil or criminal action or proceeding in advance of the final disposition of such action or proceeding, upon receipt of an undertaking by the person indemnified to repay such payment if he shall be adjudicated not to be entitled to indemnification under this section.

The corporation shall similarly indemnify and hold harmless persons who serve at its express written request as directors or officers of another organization in which the corporation owns shares or of which it is a creditor.

The right of indemnification herein provided shall be in addition to and not exclusive of any other rights to which any officer, Director or member of the Scientific Advisory Board of the corporation, or any such persons who serve at its request as aforesaid, may otherwise be lawfully entitled. As used in this Section, the terms “officer”, “Director”, and “member of the Scientific Advisory Board” include their respective heirs, executors and administrators.

Section 6.7   Conflict of Interest.   No contract or other transaction of the corporation shall, in the absence of fraud, be affected or invalidated by the fact that any stockholder, Director or officer of the corporation or any corporation, firm or association of which he may be a director, officer, stockholder or member may be a party to or may have an interest, pecuniary or otherwise, in, any such contract or other transaction, provided that the nature and extent of his interest was disclosed to, or known by, the entire Board of Directors before acting on such contract or other transaction. Except in the case of any contract or other transaction between the corporation and any other corporation controlling, controlled by or under common control with the corporation, any Director of the corporation who is also a director, officer, stockholder or member of any corporation, firm or association with which the corporation proposes to contract or transact any business, or who has an interest, pecuniary or otherwise, in any such contract or other transaction, may not be counted in determining the existence of a quorum at any meeting of the Board of Directors which shall authorize any such contract or such transaction, and such director shall not participate in the vote to authorize any such contract or transaction. Any such contract or transaction may be authorized or approved by a majority of the directors then in office and not disqualified by this Section 6.7 to vote on such matters, even though the disinterested directors do not constitute a quorum.

Section 6.8   Definitions.   All references in the By-Laws to the following terms shall have the following meanings unless specifically otherwise provided:

Section 6.8.1   By-Laws.   These By-Laws, as altered or amended from time to time.

Section 6.8.2   Articles of Organization.   The Articles of Organization as amended from time to time.

Section 6.8.3   Number of Directors then Constituting a Full Board.   The number of Directors last fixed by the Directors or stockholders pursuant to Section 2.1 of Article II of these By-Laws.

Section 6.8.4   Annual Meeting of Stockholders.   Either the annual meeting of the stockholders held on the date fixed therefor, or if it is not held on such fixed date, a special meeting held in place thereof.

In addition, whenever the masculine gender is used, it shall include the feminine and the neuter wherever appropriate.

Section 6.9   Control Share Acquisitions.   The provisions of Chapter 110D of the Massachusetts General Laws shall not apply to control share acquisitions, (as defined in Chapter 110D) of the corporation.

Section 6.10   Action with Respect to Securities of Other Corporations.   Unless otherwise directed by the Board of Directors or the Chief Executive Officer, the Chief Executive Officer, the President, the Chief Financial Officer and/or Treasurer shall have power to vote and otherwise act on behalf of the corporation, in person or by proxy, at any meeting of stockholders of or with respect to any action of stockholders of any other corporation in which this corporation may hold securities and otherwise to exercise any and all rights and powers which this corporation may possess by reason of its ownership of securities in such other corporation.

Section 6.11   Regulations.   The issue, transfer, conversion and registration of certificates of stock shall be governed by such other regulations as the Board of Directors may establish.

Section 6.12   Interpretation.   The Board of Directors shall have the power to interpret all of the terms and provisions of these By-Laws, which interpretation shall be conclusive.

Section 6.13   Facsimile Signatures.   In addition to the provisions for use of facsimile signatures elsewhere specifically authorized in these By-Laws, facsimile signatures of any officer or officers of the corporation may be used whenever and as authorized by the Board of Directors or a committee thereof.

Section 6.15   Reliance upon Books, Reports and Records.   Each director, each member of any committee designated by the Board of Directors, and each officer of the corporation shall, in the performance of his or her duties, be fully protected in relying in good faith upon the books of account or other records of the corporation and upon such information, opinions, reports or statements presented to the corporation by any of its officers or employees, or committees of the Board of Directors so designated, or by any other person as to matters which such director or committee member reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the corporation.

Section 6.16   Time Periods.   In applying any provision of these By-Laws which requires that an act be done or not be done a specified number of days prior to an event or that an act be done during a period of a specified number of days prior to an event, calendar days shall be used, the day of the doing of the act shall be excluded, and the day of the event shall be included.

ARTICLE VII—Amendments

Section 7.1   General.   These By-Laws may be altered, amended or repealed, in whole or in part, at any annual or special meeting by vote of the holders of a majority in interest of all stock issued and outstanding and entitled to vote; provided that the nature or substance of the proposed alterations, amendment or repeal have been stated in the notice of the meeting. These By-Laws may also be altered, amended or repealed, in whole or in part, at any regular or special meeting by vote of a majority of the number of Directors then constituting a full board the Board of Directors, except with respect to (i) any provision which by law, the Articles of organization or these By-Laws requires action by the stockholders, (ii) the removal of directors or (iii) the requirements for amendment of these By-Laws. Notice of any amendment, addition or repeal of any By-law by the Board of Directors stating the substance of such action shall be given to all stockholders not later than the time when notice is given of the meeting of stockholders next following such action by the Board of Directors. Any By-law adopted by the Board of Directors may be amended or repealed by the stockholders.

PROXY	IMMUNOGEN, INC.	PROXY
PROXY SOLICITED BY THE BOARD OF DIRECTORS
OF IMMUNOGEN, INC. FOR THE
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 14, 2006

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement dated October 6, 2006, and does hereby appoint Mitchel Sayare, Ph.D. and Walter A. Blättler, Ph.D. (the “proxies”) or either of them, the undersigned’s attorneys-in-fact and proxies, with full power of substitution in each, for and in the name of the undersigned, with all the powers the undersigned would possess if personally present, hereby revoking any proxy heretofore given, to appear and represent and vote all shares of Common Stock of ImmunoGen, Inc. which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held at the offices of the Company, 128 Sidney Street, Cambridge, Massachusetts on Tuesday, November 14, 2006, at 11:00 a.m., Eastern Standard Time, and at any adjournments thereof.

PLEASE FILL IN REVERSE SIDE AND MAIL IN THE ENCLOSED ENVELOPE
Address Change/Comments (Mark the corresponding box on the reverse side)

-FOLD AND DETACH HERE-

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS DIRECTED HEREIN. IF NO DIRECTION IS INDICATED, SUCH SHARES WILL BE VOTED “FOR” ITEMS 1, 2 and 3.	Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

Item 1.	To fix the number of Directors constituting the full Board of Directors of the Company at five (5):	☐ FOR	☐ AGAINST	☐ ABSTAIN
Item 2.	Election of Directors:
	01 Mitchel Sayare, Ph.D.	04 Joseph J. Villafranca
	02 David W. Carter	05 Nicole Onetto, MD
03 Mark Skaletsky
	FOR ALL NOMINEES	WITHHOLD
	LISTED ABOVE	AUTHORITY
	(except those crossed out)	to vote for all nominees
	☐	☐
Item 3.	Approve the adoption of the ImmunoGen, Inc. 2006 Employee, Director and Consultant Equity Incentive Plan:	☐ FOR	☐ AGAINST	☐ ABSTAIN

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof.

By checking the box to the right, I consent to future delivery of annual reports, proxy statements, prospectuses and other materials and shareholder communications electronically via the Internet at a webpage which will be disclosed to me. I understand that the Company may no longer distribute printed materials to me for any future shareholder meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting the Company’s transfer agent, Mellon Investor Services LLC, 85 Challenger Road, Ridgefield Park, NJ, 07760-2108 or by telephone at 1-800-288-9541 and that costs normally associated with electronic delivery, such as usage and telephone charges as well as any costs I may incur in printing documents, will be my responsibility.

☐

I plan to attend the Annual Meeting ☐

This proxy may be revoked in writing any time prior to the voting thereof.

Please date and sign exactly as name appears on this card. Joint owners should each sign. Please give full title when signing as executor, administrator, trustee, attorney, guardian for a minor, etc. Signatures for corporations and partnerships should be in the corporate or firm name by a duly authorized person. Please return this proxy promptly in the enclosed envelope.

Signature
Date

Signature
Date

-FOLD AND DETACH HERE-

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Standard Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet		Telephone		Mail
http://www.proxyvoting.com/imgn		1-866-540-5760

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.

OR

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.

			OR	Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.
You may change your vote via Internet or telephone through
11:59 PM Eastern Time the day prior to the annual meeting day simply by voting again. This will cancel any previous vote.